Exhibit 4.7

[DATE]

MUFG CAPITAL FINANCE 1 LIMITED

MITSUBISHI UFJ FINANCIAL GROUP, INC.

JPMORGAN CHASE BANK, N.A.,

as Paying Agent, Calculation Agent and Registrar

AGENCY AGREEMENT

THIS AGENCY AGREEMENT is made on •

AMONG:

MUFG CAPITAL FINANCE 1 LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, c/o Maples Finance Limited, P.O. Box 1093GT, Queensgate House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands (Fax: 1-345-945-7100; Attention: Martin Couch) (the Company);

MITSUBISHI UFJ FINANCIAL GROUP, INC., a joint stock corporation organized under the laws of Japan, at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan (Fax: 81-3-3240-6631); Attention: Financial Planning Division 2, General Manager (MUFG); and

JPMORGAN CHASE BANK, N.A., as paying agent (in such capacity together with any successor, the Paying Agent), as registrar (in such capacity together with any successor, the Registrar) and as calculation agent (in such capacity together with any successor, the Calculation Agent) at 4 New York Plaza, 15th Floor, New York, NY 10004 (Fax: 212-623-6216; Attention: Worldwide Securities Services).

WHEREAS:

(A)	Pursuant to the powers contained in the Memorandum and Articles of Association of the Company (as amended, restated, supplemented or varied from time to time, the Articles) and to the resolution of the board of directors of the Company passed on February 28, 2006 and the resolution of a Committee of the board of directors of the Company passed on • (together, the Resolutions), the Company has duly authorised and has determined (i) to create and issue the $• Fixed/Floating Rate Noncumulative Preferred Securities (the Preferred Securities), with a par value and a liquidation preference of $1,000 per security and (ii) to enter into the Junior Subordinated Loan Agreement (defined in the Articles).

(B)	The Preferred Securities will be in registered form. One or more share certificates evidencing the Preferred Securities (a Share Certificate and together the Shares Certificates) will be issued and delivered to the Paying Agent as custodian for The Depository Trust Company (DTC) on • (the Issue Date). The Share Certificates will evidence registration of the Preferred Securities in the name of Cede & Co., which will hold legal title to the Preferred Securities as nominee of DTC. Except in certain limited circumstances described below, DTC (or a nominee thereof) will be the sole registered holder of the Preferred Securities.

(C)	The Company wishes to appoint the Paying Agent, the Calculation Agent and the Registrar to act in relation to the Preferred Securities and, in the case of the Calculation Agent, the Junior Subordinated Loan (defined in the Articles), and such parties are willing to so act, on the terms and conditions set out below.

IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1 Unless otherwise defined herein, all capitalised terms used herein shall have the meanings ascribed thereto in the Articles and the Resolutions.

1.2 The following expressions in this Agreement shall have the meanings set out below:

Agents means each of the Paying Agent, the Calculation Agent and the Registrar;

Calculation Period means (i) in respect of dividends in relation to the Preferred Securities, the relevant Dividend Period as described in the Resolutions and (ii) in respect of interest in relation to the Junior Subordinated Loan, the relevant Interest Period as defined in the Junior Subordinated Loan Agreement;

Payment Date means a Dividend Payment Date or, as the case may be, a Redemption Date on which a payment in respect of the Preferred Securities is due and payable in accordance with the Articles;

Record Date means, in relation to each Dividend Payment Date or Redemption Date, the date immediately preceding the due date (whether or not a Business Day) for payment of dividends or, as the case may be, redemption amounts on the Preferred Securities;

Registered Holder means, as at any Record Date, a holder of the Preferred Securities as registered in the Register as of such Record Date;

Registration of Transfer has the meaning ascribed thereto in clause 7.1;

Relevant Information means information from DTC concerning (i) each accountholder of any securities account which reflects a credit entry related to a Share Certificate, (ii) the number of Preferred Securities represented thereby and (iii) such other details as may be required under the Articles;

Responsible Officer means any officer of the Agent within the Worldwide Securities Services department (or any successor department) of the Agent located at the corporate trust office, who shall have direct responsibility for the administration of this Agreement; and

Specified Office means the office specified above in relation to each of the Agents or such other office as may be notified to the parties pursuant to clause 10.5.

APPOINTMENT OF THE AGENTS

Appointment

2.1 The Company appoints each of the Agents, each acting through its Specified Office, as its agent in relation to the Preferred Securities and (in the case of the Calculation Agent) the Junior

Subordinated Loan for the purposes specified in this Agreement and in the Articles and the Resolutions.

2.2 The obligations of the Agents are several and not joint.

Acceptance of appointment

2.3 Each of the Agents accepts its appointment as agent of the Company in relation to the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan, and each of the Agents shall comply with the provisions of this Agreement and the Articles.

CALCULATION OF FLOATING RATE AND MAKE-WHOLE AMOUNT BY THE CALCULATION AGENT

3.1 In respect of (i) the Preferred Securities for the Dividend Period of which the Applicable Dividend Rate is a floating rate based upon Six-Month Dollar LIBOR and (ii) the Junior Subordinated Loan, the Calculation Agent will determine the Six-Month Dollar LIBOR for each Calculation Period corresponding to each Dividend Period or Interest Period (as defined in the Junior Subordinated Loan Agreement) commencing on or after the Dividend Payment Date or the Interest Payment Date (as defined in the Junior Subordinated Loan Agreement), as the case may be, falling in July 2016 on the day (a Determination Date) that is two London Banking Days preceding the date each Calculation Period begins as follows:

(a)	on the Determination Date, the Calculation Agent shall obtain the offered quotation for U.S. dollar deposits for a period (the Designated Maturity) of comparable duration to such Calculation Period which appears on the display designated as page 3750 on the Telerate Monitor (or such other page or service as may replace it for the purpose of displaying London interbank offered rates of major banks for U.S. dollar deposits) at 11:00 a.m. (London time) on the Determination Date;

(b)	if for any reason such offered rate does not appear or if the relevant page is unavailable, the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates (expressed as a percentage per annum) at which six-month deposits in U.S. dollars are offered by three major banks (or, if fewer than three rates are so quoted, two major banks, or, if fewer than two rates are so quoted, one major bank) in the London interbank market, selected by the Calculation Agent, at approximately 11:00 a.m., London time on the Determination Date to prime banks in the London interbank market for a period of six months and in an amount that is representative for a single transaction in the relevant market at the relevant time; and

(c)	if none of the banks so selected by the Calculation Agent are quoting rates as set forth above, Six-Month LIBOR shall remain the Six-Month LIBOR for the immediately preceding Dividend Period of which the Applicable Dividend Rate is a floating rate, or, if there was no preceding Dividend Period, the Applicable Dividend Rate shall be the dividend rate applicable to the prior Dividend Period of which the Applicable Dividend Rate is a fixed rate.

3.2 The Calculation Agent shall notify the Company and MUFG no later than one Business Day prior to the commencement of each Calculation Period of (i) the number of days in such Calculation Period and (ii) the amount of dividends and interest on each of the Preferred Securities and the Junior Subordinated Loan which would be payable, respectively, on the Dividend Payment Date and the Interest Payment Date immediately following such Calculation Period assuming, as applicable, that no Mandatory Suspension Event or Optional Suspension Event has occurred.

3.3 In the case of a redemption of the Preferred Securities prior to July 25, 2016 upon the occurrence and continuation of a Special Event, the Calculation Agent shall determine the Make-Whole Amount, which shall be the higher of (x) $1,000 per Preferred Security, plus if applicable an amount equal to unpaid dividends, if any, thereon with respect to the current Dividend Period accrued to (but excluding) the date fixed for redemption, without interest and without accumulation of dividends for any prior Dividend Period to the extent not duly payable in respect of such period and (y) an amount equal to the sum of (i) the present value of the Liquidation Preference of the Preferred Securities, assuming a repayment thereof on the Dividend Payment Date in July 2016, plus (ii) the present value of the remaining payments of dividends scheduled to be paid to and including the Dividend Payment Date in July 2016, in each case discounted from the relevant Dividend Payment Date to the Redemption Date on the basis of a 360-day year consisting of 12 months of 30 days each, and in the case of an incomplete month, the number of days elapsed, at the applicable Treasury Yield plus •%. For purposes of this definition, the applicable “Treasury Yield” shall be calculated as follows: the Calculation Agent, in consultation with MUFG, will appoint five primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”) or their respective successors as reference dealers, provided, however, that if any such dealer ceases to be a Primary Treasury Dealer, the Calculation Agent will (in consultation with MUFG) substitute such dealer with another Primary Treasury Dealer. The Calculation Agent will (in consultation with MUFG) also appoint one of the reference dealers as the quotation agent. The quotation agent will select a United States Treasury security having an actual or interpreted maturity comparable to the time period between the Redemption Date and the Dividend Payment Date in July 2016, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to such date. The reference dealers will provide the Calculation Agent with the bid and asked prices for the comparable United States Treasury security as of 3:30 p.m. (New York City time) on the third Business Day before the Redemption Date. The Calculation Agent will calculate the average of the bid and asked prices provided by each reference dealer to obtain such reference dealer’s quotation. The Calculation Agent will eliminate the highest and the lowest quotations and then calculate the average of the remaining quotations; provided, however, that if the Calculation Agent obtains fewer than four quotations, it will calculate the average of all the quotations without eliminating any of them. The average quotation is called the “comparable treasury price”. The applicable Treasury Yield will be determined by the quotation agent and will be the semi-annual equivalent yield to maturity of a security whose price is equal to the comparable treasury price, in each case expressed as a percentage of its principal amount. The Calculation Agent may, in consultation with MUFG and the Company, delegate its responsibilities set forth in this clause 3.3 to a third party.

3.4 The Calculation Agent shall promptly provide the Company (with a copy to MUFG, the Paying Agent and the Registrar) with notice of all determinations and calculations made pursuant to clause 3.1 or 3.3, as the case may be, and shall promptly send to the Company (with a copy to MUFG, the Paying Agent and the Registrar) copies of all written communications received by the Calculation Agent with respect to such calculations upon written request. Each of the Company and MUFG may conclusively rely on any such information absent of manifest error.

NUMBER OF OUTSTANDING PREFERRED SECURITIES

4.1 The Registrar shall notify the Company and MUFG of:

(a)	the number of Preferred Securities outstanding on a date within not more than 15 Business Days nor less than five Business Days prior to each Payment Date if different from the number last notified by the Registrar to the Company and MUFG; and

(b)	any change in the number of outstanding Preferred Securities prior to such Payment Date if different from the number last notified by the Registrar to the Company and MUFG.

OBLIGATIONS OF THE COMPANY OR MUFG

Notice of dividends and redemption amounts

5.1

(a)	The Company (failing which MUFG) shall notify the Paying Agent and the Registrar, at least seven Business Days before the relevant Payment Date of:

(i)	the amount of dividends on each Preferred Securities due on each Dividend Payment Date; and

(ii)	the redemption amount on each Preferred Securities due on any Redemption Date therefor. Such notice shall be substantially in the form of Exhibit A hereto.

(b)	So long as any Preferred Securities are outstanding, MUFG agrees that it will:

(i)	deliver Suspension Notices to the Company with a copy to the Paying Agent (accompanied, if required, by the applicable report of the representative director or auditor or liquidator of MUFG as provided for in Article 13(g) of the Articles) at the times and in the manner specified in Articles 13(a), 13(g) and 13(j) of the Articles; delivery of a Suspension Notice is obligatory if a Mandatory Suspension Event has occurred and is continuing and (subject to (c) below) is at the option of MUFG if an Optional Suspension Event has occurred and is continuing; and

(ii)

if some or all of the amount which otherwise would be payable by the Company as dividends on the Preferred Securities is not, or will not become, due and payable due to the application of a Dividend Limitation or a Distributable Profits Limitation or the delivery of a Suspension Notice upon the occurrence of an Optional Suspension Event, specify in the Suspension Notice (x) (in the case of the application of a Dividend Limitation) the portion of dividends (as compared to full dividends for the relevant fiscal period) paid, or to be paid, on its preference stock with respect to the relevant fiscal period or (in the case of the application of a Distributable Profits Limitation) the Available Distributable Profits, as the case may be, and (y) the amount of dividends payable (if any) on the Preferred Securities on the relevant Dividend Payment Date. If more than one Suspension Event has occurred and is continuing, MUFG shall specify the event that contains the most restrictive dividend payment terms in the Suspension Notice. The Suspension Notice described herein shall be substantially in the form attached as Exhibit B hereto or in such form as MUFG and the Company may otherwise agree.

(c)	MUFG acknowledges that no Suspension Notice with respect to an Optional Suspension Event shall be effective, unless a notice or certificate limiting dividends to at least the same extent as on the Preferred Securities has also been validly delivered to all issuers of Parity Securities (if any).

Payments to the Paying Agent

5.2 On each Payment Date, the Company (or, if obligated under the Subordinated Guarantee Agreement, MUFG) shall, so long as the Preferred Securities are registered in the name of DTC (or a nominee thereof), provide the Paying Agent with the necessary funds in U.S. dollars to enable the Paying Agent to make through its Specified Office each payment of dividends or redemption amounts in respect of the Preferred Securities to be credited to or to the order of DTC as and when due in accordance with the Articles and this Agreement.

5.3 On each Payment Date, the Company (or, if obligated under the Subordinated Guarantee Agreement, MUFG) shall, following the Registration of Transfer, provide the Paying Agent with the necessary funds in U.S. dollars to enable the Paying Agent to make each payment of dividends or redemption amounts in respect of the Preferred Securities to be credited to or to the order of the Registered Holders thereof as and when due in accordance with the Articles and this Agreement.

Method of payment

5.4 Each amount paid by the Company (or MUFG) under clause 5.2 or 5.3 shall be paid unconditionally by wire transfer in U.S. dollars and in immediately available, freely transferable U.S. dollar funds not later than 10:00 a.m. (New York City time) on the Payment Date to such account with such bank in New York City as the Paying Agent has by notice to the Company (with a copy to MUFG) specified for such purpose.

5.5 The Company (or MUFG) shall ensure that the bank through which any payment under clause 5.2 or 5.3 is to be made will provide to the Paying Agent no later than 11:00 a.m. (New York City time) on the second Business Day immediately preceding the relevant Payment Date a payment confirmation by authenticated SWIFT message or fax (only if SWIFT is not practicable) of its intention to make such payment.

PAYMENTS TO HOLDERS OF BENEFICIAL INTERESTS

6.1 Subject to the receipt of necessary funds pursuant to clause 5.2 and so long as the Preferred Securities are registered in the name of DTC (or a nominee thereof), the Paying Agent shall make each payment of dividends or redemption amounts in respect of the Preferred Securities to or to the order of DTC as and when due in accordance with the Articles and this Agreement.

6.2 The Company expects that DTC or its nominee, upon receipt of any payment of dividends and any other distribution in respect of Preferred Securities evidenced by a Share Certificate and held by DTC or its nominee, shall immediately credit the applicable agent members’ accounts with payment in amounts proportionate to the respective beneficial interests in such Preferred Securities evidenced by a Share Certificate and as shown on the records of DTC or its nominee. The Company also expects that payments by agent members to holders of beneficial interests in such Preferred Securities evidenced by a Share Certificate and held through agent members shall be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments shall be the responsibility of the agent members of DTC. Agent members will have no rights with respect to any Preferred Securities held on their behalf by DTC, and DTC or its nominee (as the case may be) may be treated by the Company and any Agent as the absolute owner and Registered Holder of such Preferred Securities for all purposes whatsoever. Notwithstanding the foregoing, DTC or its nominee may grant proxies and otherwise authorize any person (including any agent member and any person that holds a beneficial interest in Preferred Securities through an agent member) to take any action which a Registered Holder of Preferred Securities is entitled to take with respect to the Preferred Securities, and nothing herein will impair, as between DTC and its agent members, the operation of customary practices governing the exercise of the rights of a Registered Holder of any security. Neither of the Company nor any Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of Preferred Securities evidenced by a Share Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

6.3 Subject to the receipt of necessary funds pursuant to clause 5.3 and following the Registration of Transfer, the Paying Agent shall make each payment of dividends or redemption amounts in respect of the Preferred Securities to the Registered Holders thereof (or to the first named of joint holders) appearing on the Register on the Record Date as and when due in accordance with the Articles and this Agreement.

6.4 Following the Registration of Transfer, payment of dividends and redemption amounts in respect of the Preferred Securities will be made by wire transfer to a U.S. dollar account maintained in the United States by the Registered Holder of the Preferred Securities; provided that if appropriate instructions for any such wire transfer are not received at least ten Business Days prior to the Record Date, then such payment shall be made by cheque drawn on a United States bank mailed to the address of the Registered Holder specified in the Register as of the Record Date applicable to such payment date.

6.5 Following a Registration of Transfer and upon application of a Registered Holder to the Specified Office of the Registrar not less than ten Business Days before the relevant Payment Date in respect of the Preferred Securities, the payment of dividends or redemption amounts in respect of the Preferred Securities may be made by transfer on the relevant Payment Date to a U.S. dollar account maintained by the payee with a bank in the United States.

6.6 Payments of dividends and redemption amounts in respect of the Preferred Securities are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment.

6.7 If the Paying Agent or the Registrar pays out on or after the due date therefor (the Paying Agent and the Registrar having no obligation to do so) funds on the assumption that the corresponding payment by the Company (or if obligated under the Subordinated Guarantee Agreement, MUFG) has been or will be made and such payment has in fact not been made by the Company (or if obligated under the Subordinated Guarantee Agreement, by MUFG), then the Company (failing which MUFG) shall on demand reimburse the Paying Agent or the Registrar for the relevant amount, and pay interest to the Paying Agent or the Registrar on such amount from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Paying Agent or the Registrar of funding the amount paid out, as certified by the Paying Agent or the Registrar (and notified to the Company and MUFG) and expressed as a rate per annum. The Paying Agent and the Registrar shall have direct recourse against MUFG in respect of any amount duly paid by the Paying Agent and the Registrar on behalf of the Company in accordance with the terms of this Agreement; provided, however, such direct recourse is agreed and included herein solely for the benefit of the Paying Agent and the Registrar and shall not be construed or interpreted to amend or modify in any way the obligations of MUFG pursuant to the Subordinated Guarantee Agreement.

6.8 Any amounts received by the Paying Agent or the Registrar in respect of claims against the Company for payment of dividends or redemption amounts on the Preferred Securities which payment shall have become prescribed and void in accordance with the Articles shall, to the extent not previously distributed by the Paying Agent or Registrar, be repaid or refunded by the Paying Agent or the Registrar, upon the written direction of the Company, to the Company in U.S. dollars in immediately available U. S. dollar funds promptly on the date following such prescription and voidance.

6.9 To the extent a Liquidation Event has occurred and is continuing with respect to MUFG as defined in the Articles, the Paying Agent shall, at the direction of the Company in accordance with the Articles, make a Special Dividend payment on the Ordinary Shares. Concurrently with the payment of any Special Dividend, the Registrar shall furnish all information in its possession or control with respect to the Preferred Securities, in such form and as of such date as may be reasonably required to establish the Senior Liquidation Claim (as defined in the Subordinated Guarantee Agreement). The Paying Agent and Registrar have each signed an acceptance of the Subordinated Guarantee Agreement solely in its role as Paying Agent and Registrar for the Preferred Securities and any action it takes with respect to the Subordinated Guarantee Agreement will be subject to the terms of its appointment under this Agreement.

REGISTRATION OF TRANSFER AND NOTICES

7.1 If (while any of the Preferred Securities are evidenced by one or more Share Certificates) (i) at any time DTC is unwilling or unable to continue as, or is ineligible to act as, the depositary for the Share Certificates and a successor depositary is not appointed by the Company within 90 days after the Company is notified by DTC or becomes aware of such condition, or (ii) the Company should suffer a material disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of DTC that would not be suffered were the Preferred Securities in definitive form and not held through DTC and in either case under clause (i) or (ii) a certificate to the effect is given by the Company to the Paying Agent and the Registrar:

(a)	the Registrar shall at the request and on behalf of the Company request or cause to be requested Relevant Information from DTC;

(b)	the Company shall procure or cause to be procured, and the Agents shall cooperate in procuring, the execution of transfers of the Preferred Securities in favour of the persons beneficially entitled to the Preferred Securities in accordance with such Relevant Information and the registration of such transfers (the Registration of Transfer) by the Registrar or otherwise on behalf of the Company;

(c)	the Company shall continue or cause to be continued the maintenance of the Register containing information in respect of registration of the Preferred Securities and recording of transfers thereof as the Independent Director and the Company shall deem necessary in accordance with the Articles and this Agreement; and

(d)	the Registrar shall at the request and on behalf of the Company request from DTC the presentation and surrender to it of the Share Certificate and, if requested by the Company, the Registrar shall take action to issue written evidence of the Registration of Transfer and deliver such evidence (together with the relevant share certificates) by post to the persons beneficially entitled to the Preferred Securities specified in the Relevant Information provided by DTC within 30 days of the occurrence of an event described in this clause 7.1.

All Agents shall take any action reasonably requested to assist the Company to comply with the foregoing obligations in this clause 7.1.

7.2 The Registrar shall maintain a Register at its Specified Office in accordance with the Articles. Following receipt by the Registrar of the certificate as described in clause 7.1, the Registrar will accept instruments of transfer (accompanied by the certificate (if any) in respect of the Preferred Securities to which it relates) lodged with it for transfer of the Preferred Securities by or on behalf of Registered Holders, will effect the necessary entries in the Register and if so directed by a Director will issue a share certificate (in such form as the Company shall determine) to the transferee so entered as a Registered Holder (provided that the Registrar shall not be required to register more than one person as a holder) all in accordance with the Articles. The Paying Agent and the Registrar shall provide the Registered Holders with relevant instruments of transfer (to be supplied to them by the Company) on request during normal business hours. The Registrar shall perform its obligations and carry out such other acts as may be necessary to give effect to the Articles.

7.3 The Registrar shall, following the Registration of Transfer and upon and in accordance with the instructions of the Company but not otherwise, send to each Registered Holder on behalf of the Company any notice in respect of the Preferred Securities in accordance with the Articles and this Agreement and shall promptly supply copies thereof to the other Agents.

GENERAL

Exclusion of liens

8.1 None of the Agents shall:

(a)	exercise any lien, right of set-off or similar claim in respect of moneys received by it in connection with its activities under this Agreement;

(b)	be liable to any person for interest in respect of moneys received by it in connection with its activities under this Agreement; or

(c)	be obliged to hold any funds received by it hereunder in a segregated account or accounts.

Commissions

8.2 None of the Agents shall charge any commission or expense to any person in respect of its actions under this Agreement except as otherwise expressly provided herein.

Withholdings

8.3 If the Company is, in respect of any payment of dividends or redemption amounts in respect of the Preferred Securities, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges, the Company shall give notice thereof to the Paying Agent and the Registrar as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Paying Agent and the Registrar such information as the Paying Agent and the Registrar shall reasonably require to enable it to comply with such requirement (provided that the Company shall not be obliged to breach any applicable law in giving such information to the Paying Agent or the Registrar).

Other action

8.4 Each of the Company and the Agents shall carry out such other incidental acts as may reasonably be necessary to give effect to the Articles and this Agreement.

TERMS OF APPOINTMENT

Rights and liabilities

9.1 Each Agent may in connection with its services hereunder:

(a)	engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary or advisable and rely upon any advice so obtained (and such Agent shall be protected and shall incur no liability as against the Company or MUFG in respect of any action taken, or suffered to be taken, in good faith and in accordance with such advice;

(b)	whenever in the administration of this Agreement it shall deem it desirable that a matter be provided or established prior to taking, suffering or omitting any action hereunder, in the absence of bad faith or gross negligence on its part, accept a certificate signed by any person duly authorised on behalf of the Company or MUFG (as the case may be);

(c)	forward all notices given on behalf of the Company pursuant to clause 9.2(a) or 9.2(d) to DTC for publication for the benefit of holders of beneficial interests in Preferred Securities evidenced by such Share Certificate for so long as the Preferred Securities are evidenced by one or more Share Certificates held by or on behalf of a custodian for DTC and registered in the name of Cede & Co. as nominee of DTC; and

(d)	conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

9.2 The Paying Agent shall:

(a)	give notice on behalf of the Company (promptly upon the receipt thereof from the Company) to each Registered Holder of the Preferred Securities the Company’s receipt of a Suspension Notice from MUFG with respect to the Preferred Securities and any such other notice as agreed with the Company;

(b)	at the request and expense of the Company, arrange for the delivery to Registered Holders of the Preferred Securities and, for so long as the Preferred Securities are evidenced by Share Certificates registered in the name of DTC or its nominee, to DTC of all notices to be given hereunder or under the Articles to such holders including, but not limited to (i) any notice of redemption of the Preferred Securities and (ii) any notice of a Tax Event or a Special Event (but except for those to be delivered by the Calculation Agent, which the Calculation Agent shall deliver). Notices to Registered Holders of the Preferred Securities shall be delivered in accordance with the Articles. The Registrar shall, upon and in accordance with the instructions and at the expense of the Company but not otherwise, arrange for the delivery in accordance with the Articles of any notice which is to be mailed (in accordance with the Articles) to the Registered Holders of the Preferred Securities. Any notice of redemption of the Preferred Securities shall include the date for such redemption, the amount of liquidation preference expected to be paid per Preferred Security and the amount of any dividends accrued to the date of such redemption; and

(c)	promptly forward to the Company, with a copy to MUFG, any written notice received by it from a Registered Holder of the Preferred Securities.

The Company will provide to the Paying Agent a copy of the IRS Form 8832 filed with respect to the Company within 60 days of the date hereof and, on an annual basis, all such information the Company determines is reasonably necessary for U.S. holders of beneficial interests in the Preferred Securities to complete their U.S. federal income tax returns. The Paying Agent, to the extent such information is provided by the Company, shall promptly forward such information to DTC, Euroclear or Clearstream, with instructions for further delivery to their respective participants holding Preferred Securities on behalf of U.S. beneficial owners.

9.3 The Agents shall not be deemed to have knowledge of any Liquidation Event, Insolvency Event, Regulatory Event, Special Event, Tax Event, Distributable Profits Limitation or Dividend Limitation, whether any Suspension Notice is effective or whether MUFG is required to deliver a Suspension Notice or any other event resulting in the non-payment or delay or reduction in payment of any amounts due under the Preferred Securities or the amount of any such reduction unless, in each such case, (a) a Responsible Officer of the Agent shall have actual knowledge thereof or (b) written notice thereof shall have been given to a Responsible Officer of the Agent by MUFG, the Company or any Registered Holder. The Agents shall notify the Company and MUFG of the contact details of a Responsible Officer on the date hereof, and forthwith each time a Responsible Officer changes.

9.4 In no event shall the Agents be liable for any action taken in accordance with the instructions of the Company.

9.5 Anything in this Agreement notwithstanding, in no event shall the Agents be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if any Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

9.6 The Agents may execute any of their powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Agents shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by them hereunder.

9.7 The Agents shall have no liability for any loss arising from any cause beyond their control, including, but not limited to, the following: (i) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), terrorism, revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (ii) the act, failure or neglect of any other party hereto; (iii) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (iv) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. The Agents are not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of this Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person executing this Agreement or any part hereof.

9.8 The Agents shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but each Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, at the cost of the Company or MUFG, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

9.9 The Agents may request that the Company and MUFG deliver an officers’ certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which officers’ certificate may be signed by any person authorized to sign an officers’ certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

9.10 The permissive right of the Agents hereunder to take or omit to take any action shall not be construed as a duty.

Extent of duties

9.11 Each Agent shall only be obliged to perform the duties specifically set out herein and no implied covenants or obligations shall be read into this Agreement against the Agents. None of the Agents shall be under any fiduciary duty towards any person (other than the Company to the extent required by law) and the Agents shall act solely as agents of the Company, nor shall any Agent be responsible for or liable in respect of the authorisation, validity or legality of the Share Certificate or the Junior Subordinated Loan or the moneys paid by it hereunder or any act or omission of any other person (including, without limitation any other Agent) (except, in the case of moneys paid to it hereunder, where such liability arises out of the gross negligence or wilful misconduct on the part of such Agent or its respective officers, directors or employees) or be under any obligation towards any person other than the Company.

Freedom to transact

9.12 Each Agent may purchase, hold and dispose of any Preferred Securities and may enter into any transaction with any Registered Holders or owners of any Preferred Securities or with any other party hereto in the same manner as if it had not been appointed as the agent or registrar of the Company.

Indemnities

9.13 The Company (failing which MUFG) shall indemnify each Agent and its respective officers, directors, agents and employees against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it incurs, other than by reason of its own negligence or wilful misconduct (or that of its directors, officers or employees), as a result of or arising out of or in relation to its acting as the agent, calculation agent or registrar of the Company in relation to the Preferred Securities or the Junior Subordinated Loan or the exercise of its powers and performance of its duties under or in accordance with this Agreement and such indemnity shall survive notwithstanding the termination of this Agreement or the resignation or removal of the such Agent for any reason.

Commitments of the Paying Agent and Registrar

9.14 No provision of this Agreement shall require any Agent to expend its own funds or assume a financial commitment to a person which is not party to this Agreement in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such commitment is not reasonably assured to it.

TERMINATION OF APPOINTMENT

Resignation and revocation

10.1 Any Agent may resign its appointment in relation to all the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan upon not less than 30 days’ prior written notice to the Company (with a copy to MUFG) provided such resignation shall not take effect until a successor has been duly appointed, such appointment has become effective and notice of such appointment has been given to the parties hereto.

10.2 The Company or MUFG may revoke its appointment of any Agent as its agent or registrar in relation to the Preferred Securities or the Junior Subordinated Loan upon not less than 30 days’ notice to such Agent (with a copy to MUFG) provided such revocation shall not take effect until a successor has been duly appointed, such appointment has become effective and notice of such appointment has been given to the parties hereto.

10.3 Upon any resignation or revocation taking effect under this clause 10, the relevant Agent shall take such action as directed by the Company to transfer the records, the Register or moneys held by it in relation to the Preferred Securities or as applicable the Junior Subordinated Loan to which the resignation or revocation relates to the successor agent and thereupon shall be released and discharged from any further obligations under this Agreement.

Agent may appoint successor

10.4 If any Agent gives notice of its resignation in accordance with this Agreement and by the tenth Business Day before the expiration of such notice a successor has not been duly appointed, such Agent may itself, following such consultation with the Company and MUFG as is practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution and give notice of such appointment to the Company, MUFG, the remaining Agents and the Registered Holders of the Preferred Securities whereupon the Company, MUFG, the remaining Agents and such successor agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

Change of specified office

10.5 If any Agent wishes to change its Specified Office, it shall give the Company (with a copy to MUFG) not less than 30 days’ prior notice of such change, the address of the new Specified Office through which such Agent will act thereafter and the date of effectiveness of such change and such change will be effective upon receipt by the Company and MUFG of such notice.

FEES AND EXPENSES

11.1 The Company (failing which MUFG) shall promptly pay to the Paying Agent (for the account of the Paying Agent, the Calculation Agent and the Registrar) such fees as agreed between the Company, MUFG and the Paying Agent in a letter of even date herewith, in respect of the Preferred Securities, in respect of the services of the Paying Agent, the Calculation Agent and the Registrar (in each case, plus any applicable value added tax), each in accordance with the provisions of this Agreement.

11.2 The Company (failing which MUFG) shall promptly reimburse each Agent for all reasonable out-of-pocket expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) incurred in connection with its services hereunder (plus any applicable value added tax).

MODIFICATION, AMENDMENT, WAIVER AND TERMINATION

12.1 Except as otherwise provided in this clause 12, this Agreement may be modified, amended, waived or terminated only by the written agreement of all the parties; provided, however, that this Agreement shall terminate upon the redemption of all the Preferred Securities. For so long as any Preferred Securities are outstanding, neither MUFG nor the Company shall agree to modify, amend, waive or terminate any provision of this Agreement unless two-thirds (calculated by reference to Liquidation Preference) of the Preferred Security Registered Holders consent to such modification, amendment, waiver or termination (provided that such consents shall not be required if the proposed modification, amendment, waiver or termination would not materially and adversely affect the position of the Preferred Security Registered Holders).

CONTINUING AGREEMENT

13.1 This Agreement is a continuing agreement and shall (i) remain in full force and effect as long as any Preferred Securities are outstanding, and (ii) be mutually binding upon, and inure to the mutual benefit of, the parties hereto and their successors and assigns.

NOTICES

14.1 All notices and other communications to be given in connection herewith shall be in writing and delivered in person or by courier or sent by fax to the address of the relevant party which in the case of the Company, MUFG and the Agents shall be as set forth below and in the case of any other party shall be as set forth above or as otherwise notified to the other parties from time to time in accordance with this clause.

Company:	MUFG Capital Finance 1 Limited c/o Maples Finance Limited P.O. Box 1093GT Queensgate House 113 South Church Street George Town Grand Cayman Cayman Islands

Fax No.: 1-345-945-7100 Attention: Martin Couch

with a copy addressed as follows:

MUFG Capital Finance 1 Limited
c/o Maples and Calder
Ugland House
P.O. Box 309GT
South Church Street
George Town
Grand Cayman
Cayman Islands

Fax No.: 1-345-949-8080
Attention: Matthew Gardner

MUFG:	Mitsubishi UFJ Financial Group, Inc. Head office 7-1, Marunouchi 2-chome Chiyoda-ku Tokyo 100-8330 Japan

Fax No.: 813 3240 6631 Attention: Financial Planning Division 2, General Manager

the Paying Agent, Calculation Agent and Registrar :	JPMorgan Chase Bank, N.A. 4 New York Plaza, 15th Floor New York, NY 10004

Fax No.: 1 212 623 6216 Attention: Worldwide Securities Services

Any party may change its address by written notice to the other parties in accordance with this clause. Any notice or communication hereunder shall be effective on receipt by the intended recipient.

GOVERNING LAW; CONSENTS TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE; WAIVER OF IMMUNITIES; JURY TRIAL WAIVER

15.1 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

15.2 Each party irrevocably consents and agrees for the benefit of the other parties hereto that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

15.3 Each of the Company and MUFG hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Agreement without any further action on the part of the Company, MUFG or any other person or entity. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Company and MUFG agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 15.3 satisfactory to the other parties hereto. Each of the Company and MUFG further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 15.3 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Agreement. Each of the Company and MUFG agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit any right to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over any of the Company or MUFG or bring actions, suits or proceedings against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company and MUFG hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 15.3 shall survive any termination of this Agreement, in whole or in part.

15.4 To the extent that the Company or MUFG or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any additional agreement, each of the Company and MUFG hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

15.5 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

COUNTERPARTS

16.1 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the duly authorised representatives of parties hereto have executed this Agreement as of the date first above written.

MUFG CAPITAL FINANCE 1 LIMITED

By:
Authorized Signatory

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:
Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Paying Agent, Calculation Agent and Registrar

By:
Authorized Signatory

EXHIBIT A

FORM OF DIVIDEND AND REDEMPTION AMOUNT CERTIFICATE

[Date]

JPMorgan Chase Bank, N.A.

4 New York Plaza, 15th Floor

New York, NY 10004

Attention: Worldwide Securities Services

Fax No.: 1 212 623 6216

copy to:	Mitsubishi UFJ Financial Group, Inc. 7-1, Marunouchi 2-chome Chiyoda-ku Tokyo 100-8330 Japan Fax No.: 81-3-3240-6631 Attention: Financial Planning Division 2, General Manager

Re: • Fixed/Floating Rate Noncumulative Preferred Securities, Liquidation Preference $1,000 per security (the Preferred Securities)

Reference is made to the Agency Agreement dated • among MUFG Capital Finance 1 Limited (the Company), Mitsubishi UFJ Financial Group, Inc., and JPMorgan Chase Bank, N.A., as Paying Agent, Calculation Agent and Registrar. Capitalized terms used herein shall have the same meanings as defined therein.

Pursuant to clause 5.1(a) of the Agency Agreement, the Company hereby notifies each of the Paying Agent and the Registrar as follows:

Amount of Dividends on Preferred Securities

Dividend Payment Date	[_____________]

Amount of dividends due and payable per Preferred Securities	[$________] [None]

Redemption Amount of Preferred Securities

[Redemption Date]	[_________] [Not Applicable]

[Redemption Price per Preferred Security plus accrued and unpaid dividends]	[_______] [Not Applicable]

Sincerely,

MUFG CAPITAL FINANCE 1 LIMITED

By:
Authorized Signatory

EXHIBIT B

[FORM OF SUSPENSION NOTICE]

[DATE]

MUFG CAPITAL FINANCE 2 LIMITED

MITSUBISHI UFJ FINANCIAL GROUP, INC.

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,

as Paying Agent and Calculation Agent

JPMORGAN CHASE BANK, N.A.,

Registrar

AGENCY AGREEMENT

THIS AGENCY AGREEMENT is made on •

AMONG:

MUFG CAPITAL FINANCE 2 LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, c/o Maples Finance Limited, P.O. Box 1093GT, Queensgate House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands (Fax: 1-345-945-7100; Attention: Martin Couch) (the Company);

MITSUBISHI UFJ FINANCIAL GROUP, INC., a joint stock corporation organized under the laws of Japan, at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan (Fax: 81-3-3240-6631); Attention: Financial Planning Division 2, General Manager (MUFG); and

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as paying agent (in such capacity together with any successor, the Paying Agent) and calculation agent (in such capacity together with any successor, the Calculation Agent) at Trinity Tower, 9 Thomas More Street, London E1W 1YT (Fax: 44-1202-347945; Attention: WSS-Operations).

JPMORGAN CHASE BANK, N.A., as registrar (in such capacity together with any successor, the Registrar) at 4 New York Plaza, 15th Floor, New York, NY 10004 (Fax: 212-623-6216; Attention: Worldwide Securities Services).

WHEREAS:

(A)	Pursuant to the powers contained in the Memorandum and Articles of Association of the Company (as amended, restated, supplemented or varied from time to time, the Articles) and to the resolution of the board of directors of the Company passed on February 28, 2006 and the resolution of a Committee of the board of directors of the Company passed on • (together, the Resolutions), the Company has duly authorised and has determined (i) to create and issue the €• Fixed/Floating Rate Noncumulative Preferred Securities (the Preferred Securities), with a par value and a liquidation preference of €1,000 per security and (ii) to enter into the Junior Subordinated Loan Agreement (defined in the Articles).

(B)	The Preferred Securities will be in registered form. One or more share certificates evidencing the Preferred Securities (a Share Certificate and together the Share Certificates) will be issued and delivered to JPMorgan Chase Bank, N.A., London Branch (or a nominee thereof) as common depositary (the Common Depositary, which term shall include any successor common depositary approved by the Independent Director for Euroclear Bank S.A./N.V., as operator of the Euroclear System (Euroclear), and Clearstream Banking, société anonyme (Clearstream) on • (the Issue Date). The Share Certificates will evidence registration of the Preferred Securities in the name of Chase Nominees Limited, which will hold legal title to the Preferred Securities as nominee of the Common Depositary. Except in certain limited circumstances described below, the Common Depositary (or a nominee thereof) will be the sole registered holder of the Preferred Securities.

(C)	The Company wishes to appoint the Paying Agent, the Calculation Agent and the Registrar to act in relation to the Preferred Securities and, in the case of the Calculation Agent, the Junior Subordinated Loan (defined in the Articles), and such parties are willing to so act, on the terms and conditions set out below.

IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1 Unless otherwise defined herein, all capitalised terms used herein shall have the meanings ascribed thereto in the Articles and the Resolutions.

1.2 The following expressions in this Agreement shall have the meanings set out below:

Agents means each of the Paying Agent, the Calculation Agent and the Registrar;

Calculation Period means (i) in respect of dividends in relation to the Preferred Securities, the relevant Dividend Period as described in the Resolutions and (ii) in respect of interest in relation to the Junior Subordinated Loan, the relevant Interest Period as defined in the Junior Subordinated Loan Agreement;

Clearing System Operators means each of Euroclear, Clearstream and any successor thereto;

Euro-zone means the region comprising of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended.

Payment Date means a Dividend Payment Date or, as the case may be, a Redemption Date on which a payment in respect of the Preferred Securities is due and payable in accordance with the Articles;

Record Date means, in relation to each Dividend Payment Date or Redemption Date, the date immediately preceding the due date (whether or not a Business Day) for payment of dividends or, as the case may be, redemption amounts on the Preferred Securities;

Registered Holder means, as at any Record Date, a holder of the Preferred Securities as registered in the Register as of such Record Date;

Registration of Transfer has the meaning ascribed thereto in clause 7.1;

Relevant Information means information from the Clearing System Operators concerning (i) each accountholder of any securities account which reflects a credit entry related to a Share Certificate (provided that any accountholder which itself is a Clearing System Operator for bridging purposes shall be disregarded), (ii) the number of Preferred Securities represented thereby and (iii) such other details as may be required under the Articles;

Responsible Officer means (in the case of the Paying Agent and the Calculation Agent) any officer of the Paying Agent or the Calculation Agent within the WSS-Operations department (or any successor department) of the Paying Agent or the Calculation Agent located at Trinity Tower, 9 Thomas More Street, London E1W 1YT, and (in the case of the Registrar) any officer of the Registrar within the Worldwide Securities Services department (or any successor department) of the Registrar located at the corporate trust office, who shall have direct responsibility for the administration of this Agreement; and

Specified Office means the office specified above in relation to each of the Agents or such other office as may be notified to the parties pursuant to clause 10.5.

APPOINTMENT OF THE AGENTS

Appointment

2.1 The Company appoints each of the Agents, each acting through its Specified Office, as its agent in relation to the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan for the purposes specified in this Agreement and in the Articles and the Resolutions.

2.2 The obligations of the Agents are several and not joint.

Acceptance of appointment

2.3 Each of the Agents accepts its appointment as agent of the Company in relation to the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan, and each of the Agents shall comply with the provisions of this Agreement and the Articles.

CALCULATION OF FLOATING RATE AND MAKE-WHOLE AMOUNT BY THE CALCULATION AGENT

3.1 In respect of (i) the Preferred Securities for the Dividend Period of which the Applicable Dividend Rate is a floating rate based upon Six-Month EURIBOR and (ii) the Junior Subordinated Loan, the Calculation Agent will determine the Six-Month EURIBOR for each Calculation Period corresponding to each Dividend Period or Interest Period (as defined in the Junior Subordinated Loan Agreement) commencing on or after the Dividend Payment Date or the Interest Payment Date (as defined in the Junior Subordinated Loan Agreement), as the case may be, falling in July 2016 on the day (a Determination Date) that is the second TARGET Business Day preceding the date each Calculation Period begins as follows:

(a)	on the Determination Date, the Calculation Agent shall obtain the offered quotation for euro deposits for a period (the Designated Maturity) of comparable duration to such Calculation Period which appears on the display designated as page 248 on the Telerate Monitor (or such other page or service as may replace it for the purpose of displaying Euro interbank offered rates of major banks for euro deposits) at 11:00 a.m. (Brussels time) on the Determination Date;

(b)	if for any reason such offered rate does not appear or if the relevant page is unavailable, the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates (expressed as a percentage per annum) at which six-month deposits in euro are offered by three major banks (or, if fewer than three rates are so quoted, two major banks, or, if fewer than two rates are so quoted, one major bank) in the interbank market in the Euro-zone, selected by the Calculation Agent, at approximately 11:00 a.m., Brussels time on the Determination Date to prime banks in the interbank market in the Euro-zone for a period of six months and in an amount that is representative for a single transaction in the relevant market at the relevant time; and

(c)	if none of the banks so selected by the Calculation Agent are quoting rates as set forth above, Six-Month EURIBOR shall remain the Six-Month EURIBOR for the immediately preceding Dividend Period of which the Applicable Dividend Rate is a floating rate, or, if there was no preceding Dividend Period of which the Applicable Dividend Rate is a floating rate, the Applicable Dividend Rate shall be the dividend rate applicable to the prior Dividend Period of which the Applicable Dividend Rate is a fixed rate.

3.2 The Calculation Agent shall notify the Company and MUFG no later than one Business Day prior to the commencement of each Calculation Period of (i) the number of days in such Calculation Period and (ii) the amount of dividends and interest on each of the Preferred Securities and the Junior Subordinated Loan which would be payable, respectively, on the Dividend Payment Date and the Interest Payment Date immediately following such Calculation Period assuming, as applicable, that no Mandatory Suspension Event or Optional Suspension Event has occurred.

3.3 In the case of a redemption of the Preferred Securities prior to July 25, 2016 upon the occurrence and continuation of a Special Event, the Calculation Agent shall determine the Make-Whole Amount, which shall be the higher of (x) €1,000 per Preferred Security, plus if applicable an amount equal to unpaid dividends, if any, thereon with respect to the current Dividend Period accrued to (but excluding) the date fixed for redemption, without interest and without accumulation of dividends for any prior Dividend Period to the extent not duly payable in respect of such period and (y) an amount equal to the sum of (i) the present value of the Liquidation Preference of the Preferred Securities, assuming a repayment thereof on the Dividend Payment Date in July 2016, plus (ii) the present value of the remaining payments of dividends scheduled to be paid to and including the Dividend Payment Date in July 2016, in each case discounted from the relevant Dividend Payment Date to the Redemption Date on the basis of the actual number of days in such period divided by 365 (or, if any portion of that period falls in a leap year, the sum of (A) the actual number of days in that portion of that period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the period falling in a non-leap year divided by 365 each, and in the case of an incomplete month, the number of days elapsed, at the applicable Euro Bond Yield plus •%. For purposes of this definition, the applicable “Euro Bond Yield” shall be calculated as follows: the Calculation Agent, in consultation with MUFG, will appoint five primary bond dealers who are credit institutions or financial services institutions that regularly deal in bonds and other debt securities in the euro market (a “Primary Euro Bond Dealer”) or their respective successors as reference dealers, provided, however, that if any such dealer ceases to be a Primary Euro Bond Dealer, the Calculation Agent will (in consultation with MUFG) substitute such dealer with another Primary Euro Bond Dealer. The Calculation Agent will (in consultation with MUFG) also appoint one of the reference dealers as the quotation agent. The quotation agent will select a euro benchmark security that would be used, at the time of selection and in accordance with customary financial practice to price new issues of corporate debt securities of comparable maturity to the remaining term of the Preferred Securities from the Redemption Date to the Dividend Payment Date in July 2016. The reference dealers will provide the Calculation Agent with the bid and asked prices for the comparable bond issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent at 3:30 p.m. (London time) on the third euro Business Day before the Redemption Date. The Calculation Agent will calculate the average of the bid and asked prices provided by each reference dealer to obtain such reference dealer’s quotation. The Calculation Agent will eliminate the highest and the lowest quotations and then calculate the average of the remaining quotations; provided, however, that if the Calculation Agent obtains fewer than five quotations, it will calculate the average of all the quotations without eliminating any of them. The average quotation is called the “comparable bond price”. The applicable Euro Bond Yield will be determined by the quotation agent and will be the semi-annual equivalent yield to maturity of a security whose price is equal to the comparable bond price, in each case expressed as a percentage of its principal amount. The Calculation Agent may, in consultation with MUFG and the Company, delegate its responsibilities set forth in this clause 3.3 to a third party.

3.4 The Calculation Agent shall promptly provide the Company (with a copy to MUFG, the Paying Agent and the Registrar) with notice of all determinations and calculations made pursuant to clause 3.1 or 3.3, as the case may be, and shall promptly send to the Company (with a copy to MUFG, the Paying Agent and the Registrar) copies of all written communications received by the Calculation Agent with respect to such calculations upon written request. Each of the Company and MUFG may conclusively rely on any such information absent of manifest error.

NUMBER OF OUTSTANDING PREFERRED SECURITIES

4.1 The Registrar shall notify the Company and MUFG (with a copy to the Paying Agent and the Calculation Agent) of:

(a)	the number of Preferred Securities outstanding on a date within not more than 15 Business Days nor less than five Business Days prior to each Payment Date if different from the number last notified by the Registrar to the Company and MUFG; and

(b)	any change in the number of outstanding Preferred Securities prior to such Payment Date if different from the number last notified by the Registrar to the Company and MUFG.

OBLIGATIONS OF THE COMPANY OR MUFG

Notice of dividends and redemption amounts

5.1

(a)	The Company (failing which MUFG) shall notify the Paying Agent and the Registrar, at least seven Business Days before the relevant Payment Date of:

(i)	the amount of dividends on each Preferred Securities due on each Dividend Payment Date; and

(ii)	the redemption amount on each Preferred Securities due on any Redemption Date therefor. Such notice shall be substantially in the form of Exhibit A hereto.

(b)	So long as any Preferred Securities are outstanding, MUFG agrees that it will:

(i)	deliver Suspension Notices to the Company with a copy to the Paying Agent and the Registrar (accompanied, if required, by the applicable report of the representative director or auditor or liquidator of MUFG as provided for in Article 13(g) of the Articles) at the times and in the manner specified in Articles 13(a), 13(g) and 13(j) of the Articles; delivery of a Suspension Notice is obligatory if a Mandatory Suspension Event has occurred and is continuing and (subject to (c) below) is at the option of MUFG if an Optional Suspension Event has occurred and is continuing; and

(ii)	if some or all of the amount which otherwise would be payable by the Company as dividends on the Preferred Securities is not, or will not become, due and payable due to the application of a Dividend Limitation or a Distributable Profits Limitation or the delivery of a Suspension Notice upon the occurrence of an Optional Suspension Event, specify in the Suspension Notice (x) (in the case of the application of a Dividend Limitation) the portion of dividends (as compared to full dividends for the relevant fiscal period) paid, or to be paid, on its preference stock with respect to the relevant fiscal period or (in the case of the application of a Distributable Profits Limitation) the Available Distributable Profits, as the case may be, and (y) the amount of dividends payable (if any) on the Preferred Securities on the relevant Dividend Payment Date. If more than one Suspension Event has occurred and is continuing, MUFG shall specify the event that contains the most restrictive dividend payment terms in the Suspension Notice. The Suspension Notice described herein shall be substantially in the form attached as Exhibit B hereto or in such form as MUFG and the Company may otherwise agree.

(c)	MUFG acknowledges that no Suspension Notice with respect to an Optional Suspension Event shall be effective, unless a notice or certificate limiting dividends to at least the same extent as on the Preferred Securities has also been validly delivered to all issuers of Parity Securities (if any).

Payments to the Paying Agent

5.2 On each Payment Date, the Company (or, if obligated under the Subordinated Guarantee Agreement, MUFG) shall, so long as the Preferred Securities are registered in the name of a nominee of the Common Depositary, provide the Paying Agent with the necessary funds in euro to enable the Paying Agent to make through its Specified Office each payment of dividends or redemption amounts in respect of the Preferred Securities to be credited to or to the order of the nominee of the Common Depositary as and when due in accordance with the Articles and this Agreement.

5.3 On each Payment Date, the Company (or, if obligated under the Subordinated Guarantee Agreement, MUFG) shall, following the Registration of Transfer, provide the Paying Agent with the necessary funds in euro to enable the Paying Agent to make each payment of dividends or redemption amounts in respect of the Preferred Securities to be credited to or to the order of the Registered Holders thereof as and when due in accordance with the Articles and this Agreement.

Method of payment

5.4 Each amount paid by the Company (or MUFG) under clause 5.2 or 5.3 shall be paid unconditionally by wire transfer in euro and in immediately available, freely transferable euro funds not later than 10:00 a.m. (London time) on the Payment Date to such account with such bank in London as the Paying Agent has by notice to the Company (with a copy to MUFG) specified for such purpose.

5.5 The Company (or MUFG) shall ensure that the bank through which any payment under clause 5.2 or 5.3 is to be made will provide to the Paying Agent no later than 11:00 a.m. (London time) on the second Business Day immediately preceding the relevant Payment Date a payment confirmation by authenticated SWIFT message or fax (only if SWIFT is not practicable) of its intention to make such payment.

PAYMENTS TO HOLDERS OF BENEFICIAL INTERESTS

6.1 Subject to the receipt of necessary funds pursuant to clause 5.2 and so long as the Preferred Securities are registered in the name of a nominee of the Common Depositary, the Paying Agent shall make each payment of dividends or redemption amounts in respect of the Preferred Securities to or to the order of the nominee of the Common Depositary as and when due in accordance with the Articles and this Agreement.

6.2 The Company expects that the Paying Agent, upon receipt of any payment of dividends and any other distribution in respect of Preferred Securities evidenced by a Share Certificate and held by the Common Depositary, shall immediately credit the applicable agent members’ accounts with payment in amounts proportionate to the respective beneficial interests in such Preferred Securities evidenced by a Share Certificate and as shown on the records of Euroclear or Clearstream. The Company also expects that payments by agent members to holders of beneficial interests in such Preferred Securities evidenced by a Share Certificate and held through agent members shall be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments shall be the responsibility of the agent members of Euroclear or Clearstream. Agent members will have no rights with respect to any Preferred Securities held on their behalf by the nominee of the Common Depositary, and the Common Depositary or its nominee (as the case may be) may be treated by the Company and any Agent as the absolute owner and Registered Holder of such Preferred Securities for all purposes whatsoever. Notwithstanding the foregoing, the Common Depositary or its nominee may grant proxies and otherwise authorize any person (including any agent member and any person that holds a beneficial interest in Preferred Securities through an agent member) to take any action which a Registered Holder of Preferred Securities is entitled to take with respect to the Preferred Securities, and nothing herein will impair, as between Euroclear or Clearstream and its agent members, the operation of customary practices governing the exercise of the rights of a Registered Holder of any security. Neither of the Company nor any Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of Preferred Securities evidenced by a Share Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

6.3 Subject to the receipt of necessary funds pursuant to clause 5.3 and following the Registration of Transfer, the Paying Agent shall make each payment of dividends or redemption amounts in respect of the Preferred Securities to the Registered Holders thereof (or to the first named of joint holders) appearing on the Register on the Record Date as and when due in accordance with the Articles and this Agreement.

6.4 Following the Registration of Transfer, payment of dividends and redemption amounts in respect of the Preferred Securities will be made by wire transfer to a euro account maintained by the Registered Holder of the Preferred Securities; provided that if appropriate instructions for any such wire transfer are not received at least ten Business Days prior to the Record Date, then such payment shall be made by cheque mailed to the address of the Registered Holder specified in the Register as of the Record Date applicable to such payment date.

6.5 Following a Registration of Transfer and upon application of a Registered Holder to the Specified Office of the Registrar not less than ten Business Days before the relevant Payment Date in respect of the Preferred Securities, the payment of dividends or redemption amounts in respect of the Preferred Securities may be made by transfer on the relevant Payment Date to a euro account maintained by the payee.

6.6 Payments of dividends and redemption amounts in respect of the Preferred Securities are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment.

6.7 If the Paying Agent or the Registrar pays out on or after the due date therefor (the Paying Agent and the Registrar having no obligation to do so) funds on the assumption that the corresponding payment by the Company (or if obligated under the Subordinated Guarantee Agreement, MUFG) has been or will be made and such payment has in fact not been made by the Company (or if obligated under the Subordinated Guarantee Agreement, by MUFG), then the Company (failing which MUFG) shall on demand reimburse the Paying Agent or the Registrar for the relevant amount, and pay interest to the Paying Agent or the Registrar on such amount from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Paying Agent or the Registrar of funding the amount paid out, as certified by the Paying Agent or the Registrar (and notified to the Company and MUFG) and expressed as a rate per annum. The Paying Agent and the Registrar shall have direct recourse against MUFG in respect of any amount duly paid by the Paying Agent and the Registrar on behalf of the Company in accordance with the terms of this Agreement; provided, however, such direct recourse is agreed and included herein solely for the benefit of the Paying Agent and the Registrar and shall not be construed or interpreted to amend or modify in any way the obligations of MUFG pursuant to the Subordinated Guarantee Agreement.

6.8 Any amounts received by the Paying Agent or the Registrar in respect of claims against the Company for payment of dividends or redemption amounts on the Preferred Securities which payment shall have become prescribed and void in accordance with the Articles shall, to the extent not previously distributed by the Paying Agent or Registrar, be repaid or refunded by the Paying Agent or the Registrar, upon the written direction of the Company, to the Company in euro in immediately available euro funds promptly on the date following such prescription and voidance.

6.9 To the extent a Liquidation Event has occurred and is continuing with respect to MUFG as defined in the Articles, the Paying Agent shall, at the direction of the Company in accordance with the Articles, make a Special Dividend payment on the Ordinary Shares. Concurrently with the payment of any Special Dividend, the Registrar shall furnish all information in its possession or control with respect to the Preferred Securities, in such form and as of such date as may be reasonably required to establish the Senior Liquidation Claim (as defined in the Subordinated Guarantee Agreement). The Paying Agent and Registrar have each signed an acceptance of the Subordinated Guarantee Agreement solely in its role as Paying Agent and Registrar for the Preferred Securities and any action it takes with respect to the Subordinated Guarantee Agreement will be subject to the terms of its appointment under this Agreement.

REGISTRATION OF TRANSFER AND NOTICES

7.1 If (while any of the Preferred Securities are evidenced by one or more Share Certificates) (i) at any time the Clearing System Operators are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business, or are ineligible to act as, the clearing system for the Share Certificates and a successor clearing system is not appointed by the Company within 90 days after the Company is notified by the Clearing System Operators or becomes aware of such condition, or (ii) the Company should suffer a material disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of the Clearing System Operators that would not be suffered were the Preferred Securities in definitive form and not held through the Clearing System Operators and in either case under clause (i) or (ii) a certificate to the effect is given by the Company to the Paying Agent and the Registrar:

(a)	the Registrar shall at the request and on behalf of the Company request or cause to be requested Relevant Information from the Clearing System Operators;

(b)	the Company shall procure or cause to be procured, and the Agents shall cooperate in procuring, the execution of transfers of the Preferred Securities in favour of the persons beneficially entitled to the Preferred Securities in accordance with such Relevant Information and the registration of such transfers (the Registration of Transfer) by the Registrar or otherwise on behalf of the Company;

(c)	the Company shall continue or cause to be continued the maintenance of the Register containing information in respect of registration of the Preferred Securities and recording of transfers thereof as the Independent Director and the Company shall deem necessary in accordance with the Articles and this Agreement; and

(d)	the Registrar shall at the request and on behalf of the Company request from the Clearing System Operators the presentation and surrender to it of the Share Certificate and, if requested by the Company, the Registrar shall take action to issue written evidence of the Registration of Transfer and deliver such evidence (together with the relevant share certificates) by post to the persons beneficially entitled to the Preferred Securities specified in the Relevant Information provided by the Clearing System Operators within 30 days of the occurrence of an event described in this clause 7.1.

All Agents shall take any action reasonably requested to assist the Company to comply with the foregoing obligations in this clause 7.1.

7.2 The Registrar shall maintain a Register at its Specified Office in accordance with the Articles. Following receipt by the Registrar of the certificate as described in clause 7.1, the Registrar will accept instruments of transfer (accompanied by the certificate (if any) in respect of the Preferred Securities to which it relates) lodged with it for transfer of the Preferred Securities by or on behalf of Registered Holders, will effect the necessary entries in the Register and if so directed by a Director will issue a share certificate (in such form as the Company shall determine) to the transferee so entered as a Registered Holder (provided that the Registrar shall not be required to register more than one person as a holder) all in accordance with the Articles. The Paying Agent and the Registrar shall provide the Registered Holders with relevant instruments of transfer (to be supplied to them by the Company) on request during normal business hours. The Registrar shall perform its obligations and carry out such other acts as may be necessary to give effect to the Articles.

7.3 The Registrar shall, following the Registration of Transfer and upon and in accordance with the instructions of the Company but not otherwise, send to each Registered Holder on behalf of the Company any notice in respect of the Preferred Securities in accordance with the Articles and this Agreement and shall promptly supply copies thereof to the other Agents.

GENERAL

Exclusion of liens

8.1	None of the Agents shall:

(a)	exercise any lien, right of set-off or similar claim in respect of moneys received by it in connection with its activities under this Agreement;

(b)	be liable to any person for interest in respect of moneys received by it in connection with its activities under this Agreement; or

(c)	be obliged to hold any funds received by it hereunder in a segregated account or accounts.

Commissions

8.2 None of the Agents shall charge any commission or expense to any person in respect of its actions under this Agreement except as otherwise expressly provided herein.

Withholdings

8.3 If the Company is, in respect of any payment of dividends or redemption amounts in respect of the Preferred Securities, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges, the Company shall give notice thereof to the Paying Agent and the Registrar as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Paying Agent and the Registrar such information as the Paying Agent and the Registrar shall reasonably require to enable it to comply with such requirement (provided that the Company shall not be obliged to breach any applicable law in giving such information to the Paying Agent or the Registrar).

Other action

8.4 Each of the Company and the Agents shall carry out such other incidental acts as may reasonably be necessary to give effect to the Articles and this Agreement.

TERMS OF APPOINTMENT

Rights and liabilities

9.1	Each Agent may in connection with its services hereunder:

(a)	engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary or advisable and rely upon any advice so obtained (and such Agent shall be protected and shall incur no liability as against the Company or MUFG in respect of any action taken, or suffered to be taken, in good faith and in accordance with such advice;

(b)	whenever in the administration of this Agreement it shall deem it desirable that a matter be provided or established prior to taking, suffering or omitting any action hereunder, in the absence of bad faith or gross negligence on its part, accept a certificate signed by any person duly authorised on behalf of the Company or MUFG (as the case may be);

(c)	forward all notices given on behalf of the Company pursuant to clause 9.2(a) or 9.2(d) to Euroclear and Clearstream for publication for the benefit of holders of beneficial interests in Preferred Securities evidenced by such Share Certificate for so long as the Preferred Securities are evidenced by one or more Share Certificates held by or on behalf of a custodian for Euroclear and Clearstream and registered in the name of Chase Nominees Limited as nominee of the Common Depositary; and

(d)	conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

9.2	The Paying Agent shall:

(a)	give notice on behalf of the Company (promptly upon the receipt thereof from the Company) to each Registered Holder of the Preferred Securities the Company’s receipt of a Suspension Notice from MUFG with respect to the Preferred Securities and any such other notice as agreed with the Company;

(b)	at the request and expense of the Company, arrange for the delivery to Registered Holders of the Preferred Securities and, for so long as the Preferred Securities are evidenced by Share Certificates registered in the name of the Common Depositary or its nominee, to the Clearing System Operators of all notices to be given hereunder or under the Articles to such holders including, but not limited to (i) any notice of redemption of the Preferred Securities and (ii) any notice of a Tax Event or a Special Event (but except for those to be delivered by the Calculation Agent, which the Calculation Agent shall deliver). Notices to Registered Holders of the Preferred Securities shall be delivered in accordance with the Articles. The Registrar shall, upon and in accordance with the instructions and at the expense of the Company but not otherwise, arrange for the delivery in accordance with the Articles of any notice which is to be mailed (in accordance with the Articles) to the Registered Holders of the Preferred Securities. Any notice of redemption of the Preferred Securities shall include the date for such redemption, the amount of liquidation preference expected to be paid per Preferred Security and the amount of any dividends accrued to the date of such redemption; and

(c)	promptly forward to the Company, with a copy to MUFG, any written notice received by it from a Registered Holder of the Preferred Securities.

The Company will provide to the Paying Agent a copy of the IRS Form 8832 filed with respect to the Company within 60 days of the date hereof and, on an annual basis, all such information the Company determines is reasonably necessary for U.S. holders of beneficial interests in the Preferred Securities to complete their U.S. federal income tax returns. The Paying Agent, to the extent such information is provided by the Company, shall promptly forward such information to DTC, Euroclear or Clearstream, with instructions for further delivery to their respective participants holding Preferred Securities on behalf of U.S. beneficial owners.

9.3 The Agents shall not be deemed to have knowledge of any Liquidation Event, Insolvency Event, Regulatory Event, Special Event, Tax Event, Distributable Profits Limitation or Dividend Limitation, whether any Suspension Notice is effective or whether MUFG is required to deliver a Suspension Notice or any other event resulting in the non-payment or delay or reduction in payment of any amounts due under the Preferred Securities or the amount of any such reduction unless, in each such case, (a) a Responsible Officer of the Agent shall have actual knowledge thereof or (b) written notice thereof shall have been given to a Responsible Officer of the Agent by MUFG, the Company or any Registered Holder. The Agents shall notify the Company and MUFG of the contact details of a Responsible Officer on the date hereof, and forthwith each time a Responsible Officer changes.

9.4 In no event shall the Agents be liable for any action taken in accordance with the instructions of the Company.

9.5 Anything in this Agreement notwithstanding, in no event shall the Agents be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if any Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

9.6 The Agents may execute any of their powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Agents shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by them hereunder.

9.7 The Agents shall have no liability for any loss arising from any cause beyond their control, including, but not limited to, the following: (i) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), terrorism, revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (ii) the act, failure or neglect of any other party hereto; (iii) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (iv) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. The Agents are not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of this Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person executing this Agreement or any part hereof.

9.8 The Agents shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but each Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, at the cost of the Company or MUFG, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

9.9 The Agents may request that the Company and MUFG deliver an officers’ certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which officers’ certificate may be signed by any person authorized to sign an officers’ certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

9.10	The permissive right of the Agents hereunder to take or omit to take any action shall not be construed as a duty.

Extent of duties

9.11 Each Agent shall only be obliged to perform the duties specifically set out herein and no implied covenants or obligations shall be read into this Agreement against the Agents. None of the Agents shall be under any fiduciary duty towards any person (other than the Company to the extent required by law) and the Agents shall act solely as agents of the Company, nor shall any Agent be responsible for or liable in respect of the authorisation, validity or legality of the Share Certificate or the Junior Subordinated Loan or the moneys paid by it hereunder or any act or omission of any other person (including, without limitation any other Agent) (except, in the case of moneys paid to it hereunder, where such liability arises out of the gross negligence or wilful misconduct on the part of such Agent or its respective officers, directors or employees) or be under any obligation towards any person other than the Company.

Freedom to transact

9.12 Each Agent may purchase, hold and dispose of any Preferred Securities and may enter into any transaction with any Registered Holders or owners of any Preferred Securities or with any other party hereto in the same manner as if it had not been appointed as the agent or registrar of the Company.

Indemnities

9.13 The Company (failing which MUFG) shall indemnify each Agent and its respective officers, directors, agents and employees against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it incurs, other than by reason of its own negligence or wilful misconduct (or that of its directors, officers or employees), as a result of or arising out of or in relation to its acting as the agent, calculation agent or registrar of the Company in relation to the Preferred Securities or the Junior Subordinated Loan or the exercise of its powers and performance of its duties under or in accordance with this Agreement and such indemnity shall survive notwithstanding the termination of this Agreement or the resignation or removal of the such Agent for any reason.

Commitments of the Paying Agent and Registrar

9.14 No provision of this Agreement shall require any Agent to expend its own funds or assume a financial commitment to a person which is not party to this Agreement in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such commitment is not reasonably assured to it.

TERMINATION OF APPOINTMENT

Resignation and revocation

10.1 Any Agent may resign its appointment in relation to all the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan upon not less than 30 days’ prior written notice to the Company (with a copy to MUFG) provided such resignation shall not take effect until a successor has been duly appointed, such appointment has become effective and notice of such appointment has been given to the parties hereto.

10.2 The Company or MUFG may revoke its appointment of any Agent as its agent or registrar in relation to the Preferred Securities or the Junior Subordinated Loan upon not less than 30 days’ notice to such Agent (with a copy to MUFG) provided such revocation shall not take effect until a successor has been duly appointed, such appointment has become effective and notice of such appointment has been given to the parties hereto.

10.3 Upon any resignation or revocation taking effect under this clause 10, the relevant Agent shall take such action as directed by the Company to transfer the records, the Register or moneys held by it in relation to the Preferred Securities or as applicable the Junior Subordinated Loan to which the resignation or revocation relates to the successor agent and thereupon shall be released and discharged from any further obligations under this Agreement.

Agent may appoint successor

10.4 If any Agent gives notice of its resignation in accordance with this Agreement and by the tenth Business Day before the expiration of such notice a successor has not been duly appointed, such Agent may itself, following such consultation with the Company and MUFG as is practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution and give notice of such appointment to the Company, MUFG, the remaining Agents and the Registered Holders of the Preferred Securities whereupon the Company, MUFG, the remaining Agents and such successor agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

Change of specified office

10.5 If any Agent wishes to change its Specified Office, it shall give the Company (with a copy to MUFG) not less than 30 days’ prior notice of such change, the address of the new Specified Office through which such Agent will act thereafter and the date of effectiveness of such change and such change will be effective upon receipt by the Company and MUFG of such notice.

FEES AND EXPENSES

11.1 The Company (failing which MUFG) shall promptly pay to the Paying Agent (for the account of the Paying Agent, the Calculation Agent and the Registrar) such fees as agreed between the Company, MUFG and the Paying Agent in a letter of even date herewith, in respect of the Preferred Securities, in respect of the services of the Paying Agent, the Calculation Agent and the Registrar (in each case, plus any applicable value added tax), each in accordance with the provisions of this Agreement.

11.2 The Company (failing which MUFG) shall promptly reimburse each Agent for all reasonable out-of-pocket expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) incurred in connection with its services hereunder (plus any applicable value added tax).

MODIFICATION, AMENDMENT, WAIVER AND TERMINATION

12.1 Except as otherwise provided in this clause 12, this Agreement may be modified, amended, waived or terminated only by the written agreement of all the parties; provided, however, that this Agreement shall terminate upon the redemption of all the Preferred Securities. For so long as any Preferred Securities are outstanding, neither MUFG nor the Company shall agree to modify, amend, waive or terminate any provision of this Agreement unless two-thirds (calculated by reference to Liquidation Preference) of the Preferred Security Registered Holders

consent to such modification, amendment, waiver or termination (provided that such consents shall not be required if the proposed modification, amendment, waiver or termination would not materially and adversely affect the position of the Preferred Security Registered Holders).

CONTINUING AGREEMENT

13.1 This Agreement is a continuing agreement and shall (i) remain in full force and effect as long as any Preferred Securities are outstanding, and (ii) be mutually binding upon, and inure to the mutual benefit of, the parties hereto and their successors and assigns.

NOTICES

14.1 All notices and other communications to be given in connection herewith shall be in writing and delivered in person or by courier or sent by fax to the address of the relevant party which in the case of the Company, MUFG and the Agents shall be as set forth below and in the case of any other party shall be as set forth above or as otherwise notified to the other parties from time to time in accordance with this clause.

Company:	MUFG Capital Finance 2 Limited c/o Maples Finance Limited P.O. Box 1093GT Queensgate House 113 South Church Street George Town Grand Cayman Cayman Islands

Fax No.: 1-345-945-7100 Attention: Martin Couch

with a copy addressed as follows:

MUFG Capital Finance 2 Limited
c/o Maples and Calder
Ugland House
P.O. Box 309GT
South Church Street
George Town
Grand Cayman
Cayman Islands

Fax No.: 1-345-949-8080

Attention: Matthew Gardner

MUFG:	Mitsubishi UFJ Financial Group, Inc. Head office 7-1, Marunouchi 2-chome Chiyoda-ku Tokyo 100-8330 Japan
Fax No.: 813 3240 6631 Attention: Financial Planning Division 2, General Manager

Paying Agent and Calculation Agent	JPMorgan Chase Bank, N.A., London Branch Trinity Tower, 9 Thomas More Street, London E1W 1YT Fax: 44 1202 347945 Attention: WSS-Operations

Registrar	JPMorgan Chase Bank, N.A. 4 New York Plaza, 15th Floor New York, NY 10004

Fax No.: 1 212 623 6216 Attention: Worldwide Securities Services

Any party may change its address by written notice to the other parties in accordance with this clause. Any notice or communication hereunder shall be effective on receipt by the intended recipient.

GOVERNING LAW; CONSENTS TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE; WAIVER OF IMMUNITIES; JURY TRIAL WAIVER

15.1 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

15.2 Each party irrevocably consents and agrees for the benefit of the other parties hereto that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

15.3 Each of the Company and MUFG hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the

Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Agreement without any further action on the part of the Company, MUFG or any other person or entity. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Company and MUFG agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 15.3 satisfactory to the other parties hereto. Each of the Company and MUFG further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 15.3 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Agreement. Each of the Company and MUFG agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit any right to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over any of the Company or MUFG or bring actions, suits or proceedings against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company and MUFG hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 15.3 shall survive any termination of this Agreement, in whole or in part.

15.4 To the extent that the Company or MUFG or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any additional agreement, each of the Company and

MUFG hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

15.5 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

COUNTERPARTS

16.1 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the duly authorised representatives of parties hereto have executed this Agreement as of the date first above written.

MUFG CAPITAL FINANCE 2 LIMITED

By:
Authorized Signatory

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:
Authorized Signatory

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,

as Paying Agent and Calculation Agent

By:
Authorized Signatory

JPMORGAN CHASE BANK, N.A.,

as Registrar

By:
Authorized Signatory

EXHIBIT A

FORM OF DIVIDEND AND REDEMPTION AMOUNT CERTIFICATE

[Date]

JPMorgan Chase Bank, N.A., London Branch, as Paying Agent

Trinity Tower, 9 Thomas More Street

London E1W 1YT

Attention: WSS-Operations

Fax No.: 44 1202 347945

JPMorgan Chase Bank, N.A., as Registrar

4 New York Plaza, 15th Floor

New York, NY 10004

Attention: Worldwide Securities Services

Fax No.: 1 212 623 6216

copy to:	Mitsubishi UFJ Financial Group, Inc. 7-1, Marunouchi 2-chome Chiyoda-ku Tokyo 100-8330 Japan Fax No.: 81-3-3240-6631 Attention: Financial Planning Division 2, General Manager

Re: • Fixed/Floating Rate Noncumulative Preferred Securities, Liquidation Preference €1,000 per security (the Preferred Securities)

Reference is made to the Agency Agreement dated • among MUFG Capital Finance 2 Limited (the Company), Mitsubishi UFJ Financial Group, Inc., JPMorgan Chase Bank, N.A., London Branch, as Paying Agent and Calculation Agent, and JPMorgan Chase Bank, N.A., as Registrar. Capitalized terms used herein shall have the same meanings as defined therein.

Pursuant to clause 5.1(a) of the Agency Agreement, the Company hereby notifies each of the Paying Agent and the Registrar as follows:

Amount of Dividends on Preferred Securities

Dividend Payment Date	[__________]

Amount of dividends due and payable per Preferred Securities	[€_____] [None]

Redemption Amount of Preferred Securities

[Redemption Date]	[__________] [Not Applicable]

[Redemption Price per Preferred Security plus accrued and unpaid dividends]	[_____] [Not Applicable]

Sincerely,

MUFG CAPITAL FINANCE 2 LIMITED

By:
Authorized Signatory

EXHIBIT B

[FORM OF SUSPENSION NOTICE]

[DATE]

MUFG CAPITAL FINANCE 3 LIMITED

MITSUBISHI UFJ FINANCIAL GROUP, INC.

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,

as Paying Agent and Calculation Agent

JPMORGAN CHASE BANK, N.A.,

Registrar

AGENCY AGREEMENT

THIS AGENCY AGREEMENT is made on  •

AMONG:

MUFG CAPITAL FINANCE 3 LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, c/o Maples Finance Limited, P.O. Box 1093GT, Queensgate House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands (Fax: 1-345-945-7100; Attention: Martin Couch) (the Company);

MITSUBISHI UFJ FINANCIAL GROUP, INC., a joint stock corporation organized under the laws of Japan, at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan (Fax: 81-3-3240-6631); Attention: Financial Planning Division 2, General Manager (MUFG); and

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as paying agent (in such capacity together with any successor, the Paying Agent) and calculation agent (in such capacity together with any successor, the Calculation Agent) at Trinity Tower, 9 Thomas More Street, London E1W 1YT (Fax: 44-1202-347945; Attention: WSS-Operations).

JPMORGAN CHASE BANK, N.A., as registrar (in such capacity together with any successor, the Registrar) at 4 New York Plaza, 15th Floor, New York, NY 10004 (Fax: 212-623-6216; Attention: Worldwide Securities Services).

WHEREAS:

(A)	Pursuant to the powers contained in the Memorandum and Articles of Association of the Company (as amended, restated, supplemented or varied from time to time, the Articles) and to the resolution of the board of directors of the Company passed on February 28, 2006 and the resolution of a Committee of the board of directors of the Company passed on • (together, the Resolutions), the Company has duly authorised and has determined (i) to create and issue the ¥• Fixed/Floating Rate Noncumulative Preferred Securities (the Preferred Securities), with a par value and a liquidation preference of ¥10,000,000 per security and (ii) to enter into the Junior Subordinated Loan Agreement (defined in the Articles).

(B)	The Preferred Securities will be in registered form. One or more share certificates evidencing the Preferred Securities (a Share Certificate and together the Share Certificates) will be issued and delivered to JPMorgan Chase Bank, N.A., London Branch (or a nominee thereof) as common depositary (the Common Depositary, which term shall include any successor common depositary approved by the Independent Director for Euroclear Bank S.A./N.V., as operator of the Euroclear System (Euroclear), and Clearstream Banking, société anonyme (Clearstream) on • (the Issue Date). The Share Certificates will evidence registration of the Preferred Securities in the name of Chase Nominees Limited, which will hold legal title to the Preferred Securities as nominee of the Common Depositary. Except in certain limited circumstances described below, the Common Depositary (or a nominee thereof) will be the sole registered holder of the Preferred Securities.

(C)	The Company wishes to appoint the Paying Agent, the Calculation Agent and the Registrar to act in relation to the Preferred Securities and, in the case of the Calculation Agent, the Junior Subordinated Loan (defined in the Articles), and such parties are willing to so act, on the terms and conditions set out below.

IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1 Unless otherwise defined herein, all capitalised terms used herein shall have the meanings ascribed thereto in the Articles and the Resolutions.

1.2 The following expressions in this Agreement shall have the meanings set out below:

Agents means each of the Paying Agent, the Calculation Agent and the Registrar;

Calculation Period means (i) in respect of dividends in relation to the Preferred Securities, the relevant Dividend Period as described in the Resolutions and (ii) in respect of interest in relation to the Junior Subordinated Loan, the relevant Interest Period as defined in the Junior Subordinated Loan Agreement;

Clearing System Operators means each of Euroclear, Clearstream and any successor thereto;

Payment Date means a Dividend Payment Date or, as the case may be, a Redemption Date on which a payment in respect of the Preferred Securities is due and payable in accordance with the Articles;

Record Date means, in relation to each Dividend Payment Date or Redemption Date, the date immediately preceding the due date (whether or not a Business Day) for payment of dividends or, as the case may be, redemption amounts on the Preferred Securities;

Registered Holder means, as at any Record Date, a holder of the Preferred Securities as registered in the Register as of such Record Date;

Registration of Transfer has the meaning ascribed thereto in clause 7.1;

Relevant Information means information from the Clearing System Operators concerning (i) each accountholder of any securities account which reflects a credit entry related to a Share Certificate (provided that any accountholder which itself is a Clearing System Operator for bridging purposes shall be disregarded), (ii) the number of Preferred Securities represented thereby and (iii) such other details as may be required under the Articles;

Responsible Officer means (in the case of the Paying Agent and the Calculation Agent) any officer of the Paying Agent or the Calculation Agent within the WSS-Operations department (or any successor department) of the Paying Agent or the Calculation Agent located at Trinity

Tower, 9 Thomas More Street, London E1W 1YT, and (in the case of the Registrar) any officer of the Registrar within the Worldwide Securities Services department (or any successor department) of the Registrar located at the corporate trust office, who shall have direct responsibility for the administration of this Agreement; and

Specified Office means the office specified above in relation to each of the Agents or such other office as may be notified to the parties pursuant to clause 10.5.

APPOINTMENT OF THE AGENTS

Appointment

2.1 The Company appoints each of the Agents, each acting through its Specified Office, as its agent in relation to the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan for the purposes specified in this Agreement and in the Articles and the Resolutions.

2.2 The obligations of the Agents are several and not joint.

Acceptance of appointment

2.3 Each of the Agents accepts its appointment as agent of the Company in relation to the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan, and each of the Agents shall comply with the provisions of this Agreement and the Articles.

CALCULATION OF FLOATING RATE AND MAKE-WHOLE AMOUNT BY THE CALCULATION AGENT

3.1 In respect of (i) the Preferred Securities for the Dividend Period of which the Applicable Dividend Rate is a floating rate based upon Six-Month Yen LIBOR and (ii) the Junior Subordinated Loan, the Calculation Agent will determine the Six-Month Yen LIBOR for each Calculation Period corresponding to each Dividend Period or Interest Period (as defined in the Junior Subordinated Loan Agreement) commencing on or after the Dividend Payment Date or the Interest Payment Date (as defined in the Junior Subordinated Loan Agreement), as the case may be, falling in July 2016 on the day (a Determination Date) that is two London Banking Days preceding the date each Calculation Period begins as follows:

(a)	on the Determination Date, the Calculation Agent shall obtain the offered quotation for yen deposits for a period (the Designated Maturity) of comparable duration to such Calculation Period which appears on the display designated as page 3750 on the Telerate Monitor (or such other page or service as may replace it for the purpose of displaying London interbank offered rates of major banks for yen deposits) at 11:00 a.m. (London time) on the Determination Date;

(b)	if for any reason such offered rate does not appear or if the relevant page is unavailable, the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates (expressed as a percentage per annum) at which six-month deposits in yen are offered by three major banks (or, if fewer than three rates are so quoted, two major banks, or, if fewer than two rates are so quoted, one major bank) in the

London interbank market, selected by the Calculation Agent, at approximately 11:00 a.m., London time on the Determination Date to prime banks in the London interbank market for a period of six months and in an amount that is representative for a single transaction in the relevant market at the relevant time; and

(c)	if none of the banks so selected by the Calculation Agent are quoting rates as set forth above, Six-Month Yen LIBOR shall remain the Six-Month Yen LIBOR for the immediately preceding Dividend Period of which the Applicable Dividend Rate is a floating rate, or, if there was no preceding Dividend Period of which the Applicable Dividend Rate is a floating rate, the Applicable Dividend Rate shall be the dividend rate applicable to the prior Dividend Period of which the Applicable Dividend Rate is a fixed rate.

3.2 The Calculation Agent shall notify the Company and MUFG no later than one Business Day prior to the commencement of each Calculation Period of (i) the number of days in such Calculation Period and (ii) the amount of dividends and interest on each of the Preferred Securities and the Junior Subordinated Loan which would be payable, respectively, on the Dividend Payment Date and the Interest Payment Date immediately following such Calculation Period assuming, as applicable, that no Mandatory Suspension Event or Optional Suspension Event has occurred.

3.3 In the case of a redemption of the Preferred Securities prior to July 25, 2016 upon the occurrence and continuation of a Special Event, the Calculation Agent shall determine the Make-Whole Amount, which shall be the higher of (x) ¥10,000,000 per Preferred Security, plus if applicable an amount equal to unpaid dividends, if any, thereon with respect to the current Dividend Period accrued to (but excluding) the date fixed for redemption, without interest and without accumulation of dividends for any prior Dividend Period to the extent not duly payable in respect of such period and (y) an amount equal to the sum of (i) the present value of the Liquidation Preference of the Preferred Securities, assuming a repayment thereof on the Dividend Payment Date in July 2011, plus (ii) the present value of the remaining payments of dividends scheduled to be paid to and including the Dividend Payment Date in July 2011, in each case discounted from the relevant Dividend Payment Date to the Redemption Date on the basis of a 360-day year consisting of 12 months of 30 days each, and in the case of an incomplete month, the number of days elapsed, at the applicable Japanese Government Bond Yield plus •%. For purposes of this definition, the applicable “Japanese Government Bond Yield” shall be calculated as follows: the Calculation Agent, in consultation with MUFG, will appoint five primary bond dealers who are credit institutions or financial services institutions that regularly deal in bonds and other debt securities in the yen market (a “Primary Japanese Government Bond Dealer”) or their respective successors as reference dealers, provided, however, that if any such dealer ceases to be a Primary Japanese Government Bond Dealer, the Calculation Agent will (in consultation with MUFG) substitute such dealer with another Primary Japanese Government Bond Dealer. The Calculation Agent will (in consultation with MUFG) also appoint one of the reference dealers as the quotation agent. The quotation agent will select a yen benchmark security that would be used, at the time of selection and in accordance with customary financial practice to price new issues of corporate debt securities of comparable maturity to the remaining term of the Preferred Securities from the Redemption Date to the Dividend Payment Date in July 2011. The reference dealers will provide the Calculation Agent with the bid and asked prices for the comparable bond issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent at 3:00 p.m. (Tokyo time) on the third Tokyo Business Day before the Redemption Date. The Calculation Agent will calculate the average of the bid and asked prices provided by each reference dealer to obtain such reference dealer’s quotation. The Calculation Agent will eliminate the highest and the lowest quotations and then calculate the average of the remaining quotations; provided, however, that if the Calculation Agent obtains fewer than five quotations, it will calculate the average of all the quotations without eliminating any of them. The average quotation is called the “comparable bond price”. The applicable Japanese Government Bond Yield will be determined by the quotation agent and will be the semi-annual equivalent yield to maturity of a security whose price is equal to the comparable bond price, in each case expressed as a percentage of its principal amount. The Calculation Agent may, in consultation with MUFG and the Company, delegate its responsibilities set forth in this clause 3.3 to a third party.

3.4 The Calculation Agent shall promptly provide the Company (with a copy to MUFG, the Paying Agent and the Registrar) with notice of all determinations and calculations made pursuant to clause 3.1 or 3.3, as the case may be, and shall promptly send to the Company (with a copy to MUFG, the Paying Agent and the Registrar) copies of all written communications received by the Calculation Agent with respect to such calculations upon written request. Each of the Company and MUFG may conclusively rely on any such information absent of manifest error.

NUMBER OF OUTSTANDING PREFERRED SECURITIES

4.1 The Registrar shall notify the Company and MUFG (with a copy to the Paying Agent and the Calculation Agent) of:

(a)	the number of Preferred Securities outstanding on a date within not more than 15 Business Days nor less than five Business Days prior to each Payment Date if different from the number last notified by the Registrar to the Company and MUFG; and

(b)	any change in the number of outstanding Preferred Securities prior to such Payment Date if different from the number last notified by the Registrar to the Company and MUFG.

OBLIGATIONS OF THE COMPANY OR MUFG

Notice of dividends and redemption amounts

5.1

(a)	The Company (failing which MUFG) shall notify the Paying Agent and the Registrar, at least seven Business Days before the relevant Payment Date of:

(i)	the amount of dividends on each Preferred Securities due on each Dividend Payment Date; and

(ii)	the redemption amount on each Preferred Securities due on any Redemption Date therefor. Such notice shall be substantially in the form of Exhibit A hereto.

(b)	So long as any Preferred Securities are outstanding, MUFG agrees that it will:

(i)	deliver Suspension Notices to the Company with a copy to the Paying Agent and the Registrar (accompanied, if required, by the applicable report of the representative director or auditor or liquidator of MUFG as provided for in Article 13(g) of the Articles) at the times and in the manner specified in Articles 13(a), 13(g) and 13(j) of the Articles; delivery of a Suspension Notice is obligatory if a Mandatory Suspension Event has occurred and is continuing and (subject to (c) below) is at the option of MUFG if an Optional Suspension Event has occurred and is continuing; and

(ii)	if some or all of the amount which otherwise would be payable by the Company as dividends on the Preferred Securities is not, or will not become, due and payable due to the application of a Dividend Limitation or a Distributable Profits Limitation or the delivery of a Suspension Notice upon the occurrence of an Optional Suspension Event, specify in the Suspension Notice (x) (in the case of the application of a Dividend Limitation) the portion of dividends (as compared to full dividends for the relevant fiscal period) paid, or to be paid, on its preference stock with respect to the relevant fiscal period or (in the case of the application of a Distributable Profits Limitation) the Available Distributable Profits, as the case may be, and (y) the amount of dividends payable (if any) on the Preferred Securities on the relevant Dividend Payment Date. If more than one Suspension Event has occurred and is continuing, MUFG shall specify the event that contains the most restrictive dividend payment terms in the Suspension Notice. The Suspension Notice described herein shall be substantially in the form attached as Exhibit B hereto or in such form as MUFG and the Company may otherwise agree.

(c)	MUFG acknowledges that no Suspension Notice with respect to an Optional Suspension Event shall be effective, unless a notice or certificate limiting dividends to at least the same extent as on the Preferred Securities has also been validly delivered to all issuers of Parity Securities (if any).

Payments to the Paying Agent

5.2 On each Payment Date, the Company (or, if obligated under the Subordinated Guarantee Agreement, MUFG) shall, so long as the Preferred Securities are registered in the name of a nominee of the Common Depositary, provide the Paying Agent with the necessary funds in yen to enable the Paying Agent to make through its Specified Office each payment of dividends or redemption amounts in respect of the Preferred Securities to be credited to or to the order of the nominee of the Common Depositary as and when due in accordance with the Articles and this Agreement.

5.3 On each Payment Date, the Company (or, if obligated under the Subordinated Guarantee Agreement, MUFG) shall, following the Registration of Transfer, provide the Paying Agent with the necessary funds in yen to enable the Paying Agent to make each payment of dividends or redemption amounts in respect of the Preferred Securities to be credited to or to the order of the Registered Holders thereof as and when due in accordance with the Articles and this Agreement.

Method of payment

5.4 Each amount paid by the Company (or MUFG) under clause 5.2 or 5.3 shall be paid unconditionally by wire transfer in yen and in immediately available, freely transferable yen funds not later than 10:00 a.m. (Tokyo time) on the Payment Date to such account with such bank in London as the Paying Agent has by notice to the Company (with a copy to MUFG) specified for such purpose.

5.5 The Company (or MUFG) shall ensure that the bank through which any payment under clause 5.2 or 5.3 is to be made will provide to the Paying Agent no later than 11:00 a.m. (London time) on the second Business Day immediately preceding the relevant Payment Date a payment confirmation by authenticated SWIFT message or fax (only if SWIFT is not practicable) of its intention to make such payment.

PAYMENTS TO HOLDERS OF BENEFICIAL INTERESTS

6.1 Subject to the receipt of necessary funds pursuant to clause 5.2 and so long as the Preferred Securities are registered in the name of a nominee of the Common Depositary, the Paying Agent shall make each payment of dividends or redemption amounts in respect of the Preferred Securities to or to the order of the nominee of the Common Depositary as and when due in accordance with the Articles and this Agreement.

6.2 The Company expects that the Paying Agent, upon receipt of any payment of dividends and any other distribution in respect of Preferred Securities evidenced by a Share Certificate and held by the Common Depositary, shall immediately credit the applicable agent members’ accounts with payment in amounts proportionate to the respective beneficial interests in such Preferred Securities evidenced by a Share Certificate and as shown on the records of Euroclear or Clearstream. The Company also expects that payments by agent members to holders of beneficial interests in such Preferred Securities evidenced by a Share Certificate and held through agent members shall be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments shall be the responsibility of the agent members of Euroclear or Clearstream. Agent members will have no rights with respect to any Preferred Securities held on their behalf by the nominee of the Common Depositary, and the Common Depositary or its nominee (as the case may be) may be treated by the Company and any Agent as the absolute owner and Registered Holder of such Preferred Securities for all purposes whatsoever. Notwithstanding the foregoing, the Common Depositary or its nominee may grant proxies and otherwise authorize any person (including any agent member and any person that holds a beneficial interest in Preferred Securities through an agent member) to take any action which a Registered Holder of Preferred Securities is entitled to take with respect to the Preferred Securities, and nothing herein will impair, as between Euroclear or Clearstream and its agent members, the operation of customary practices governing the exercise of the rights of a Registered Holder of any security. Neither of the Company nor any Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of Preferred Securities evidenced by a Share Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

6.3 Subject to the receipt of necessary funds pursuant to clause 5.3 and following the Registration of Transfer, the Paying Agent shall make each payment of dividends or redemption amounts in respect of the Preferred Securities to the Registered Holders thereof (or to the first named of joint holders) appearing on the Register on the Record Date as and when due in accordance with the Articles and this Agreement.

6.4 Following the Registration of Transfer, payment of dividends and redemption amounts in respect of the Preferred Securities will be made by wire transfer to a yen account maintained by the Registered Holder of the Preferred Securities; provided that if appropriate instructions for any such wire transfer are not received at least ten Business Days prior to the Record Date, then such payment shall be made by cheque mailed to the address of the Registered Holder specified in the Register as of the Record Date applicable to such payment date.

6.5 Following a Registration of Transfer and upon application of a Registered Holder to the Specified Office of the Registrar not less than ten Business Days before the relevant Payment Date in respect of the Preferred Securities, the payment of dividends or redemption amounts in respect of the Preferred Securities may be made by transfer on the relevant Payment Date to a yen account maintained by the payee.

6.6 Payments of dividends and redemption amounts in respect of the Preferred Securities are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment.

6.7 If the Paying Agent or the Registrar pays out on or after the due date therefor (the Paying Agent and the Registrar having no obligation to do so) funds on the assumption that the corresponding payment by the Company (or if obligated under the Subordinated Guarantee Agreement, MUFG) has been or will be made and such payment has in fact not been made by the Company (or if obligated under the Subordinated Guarantee Agreement, by MUFG), then the Company (failing which MUFG) shall on demand reimburse the Paying Agent or the Registrar for the relevant amount, and pay interest to the Paying Agent or the Registrar on such amount from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Paying Agent or the Registrar of funding the amount paid out, as certified by the Paying Agent or the Registrar (and notified to the Company and MUFG) and expressed as a rate per annum. The Paying Agent and the Registrar shall have direct recourse against MUFG in respect of any amount duly paid by the Paying Agent and the Registrar on behalf of the Company in accordance with the terms of this Agreement; provided, however, such direct recourse is agreed and included herein solely for the benefit of the Paying Agent and the Registrar and shall not be construed or interpreted to amend or modify in any way the obligations of MUFG pursuant to the Subordinated Guarantee Agreement.

6.8 Any amounts received by the Paying Agent or the Registrar in respect of claims against the Company for payment of dividends or redemption amounts on the Preferred Securities which payment shall have become prescribed and void in accordance with the Articles shall, to the extent not previously distributed by the Paying Agent or Registrar, be repaid or refunded by the Paying Agent or the Registrar, upon the written direction of the Company, to the Company in yen in immediately available yen funds promptly on the date following such prescription and voidance.

6.9 To the extent a Liquidation Event has occurred and is continuing with respect to MUFG as defined in the Articles, the Paying Agent shall, at the direction of the Company in accordance with the Articles, make a Special Dividend payment on the Ordinary Shares. Concurrently with the payment of any Special Dividend, the Registrar shall furnish all information in its possession or control with respect to the Preferred Securities, in such form and as of such date as may be reasonably required to establish the Senior Liquidation Claim (as defined in the Subordinated Guarantee Agreement). The Paying Agent and Registrar have each signed an acceptance of the Subordinated Guarantee Agreement solely in its role as Paying Agent and Registrar for the Preferred Securities and any action it takes with respect to the Subordinated Guarantee Agreement will be subject to the terms of its appointment under this Agreement.

REGISTRATION OF TRANSFER AND NOTICES

7.1 If (while any of the Preferred Securities are evidenced by one or more Share Certificates) (i) at any time the Clearing System Operators are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business, or are ineligible to act as, the clearing system for the Share Certificates and a successor clearing system is not appointed by the Company within 90 days after the Company is notified by the Clearing System Operators or becomes aware of such condition, or (ii) the Company should suffer a material disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of the Clearing System Operators that would not be suffered were the Preferred Securities in definitive form and not held through the Clearing System Operators and in either case under clause (i) or (ii) a certificate to the effect is given by the Company to the Paying Agent and the Registrar:

(a)	the Registrar shall at the request and on behalf of the Company request or cause to be requested Relevant Information from the Clearing System Operators;

(b)	the Company shall procure or cause to be procured, and the Agents shall cooperate in procuring, the execution of transfers of the Preferred Securities in favour of the persons beneficially entitled to the Preferred Securities in accordance with such Relevant Information and the registration of such transfers (the Registration of Transfer) by the Registrar or otherwise on behalf of the Company;

(c)	the Company shall continue or cause to be continued the maintenance of the Register containing information in respect of registration of the Preferred Securities and recording of transfers thereof as the Independent Director and the Company shall deem necessary in accordance with the Articles and this Agreement; and

(d)	the Registrar shall at the request and on behalf of the Company request from the Clearing System Operators the presentation and surrender to it of the Share Certificate and, if requested by the Company, the Registrar shall take action to issue written evidence of the Registration of Transfer and deliver such evidence (together with the relevant share certificates) by post to the persons beneficially entitled to the Preferred Securities specified in the Relevant Information provided by the Clearing System Operators within 30 days of the occurrence of an event described in this clause 7.1.

All Agents shall take any action reasonably requested to assist the Company to comply with the foregoing obligations in this clause 7.1.

7.2 The Registrar shall maintain a Register at its Specified Office in accordance with the Articles. Following receipt by the Registrar of the certificate as described in clause 7.1, the Registrar will accept instruments of transfer (accompanied by the certificate (if any) in respect of the Preferred Securities to which it relates) lodged with it for transfer of the Preferred Securities by or on behalf of Registered Holders, will effect the necessary entries in the Register and if so directed by a Director will issue a share certificate (in such form as the Company shall determine) to the transferee so entered as a Registered Holder (provided that the Registrar shall not be required to register more than one person as a holder) all in accordance with the Articles. The Paying Agent and the Registrar shall provide the Registered Holders with relevant instruments of transfer (to be supplied to them by the Company) on request during normal business hours. The Registrar shall perform its obligations and carry out such other acts as may be necessary to give effect to the Articles.

7.3 The Registrar shall, following the Registration of Transfer and upon and in accordance with the instructions of the Company but not otherwise, send to each Registered Holder on behalf of the Company any notice in respect of the Preferred Securities in accordance with the Articles and this Agreement and shall promptly supply copies thereof to the other Agents.

GENERAL

Exclusion of liens

8.1 None of the Agents shall:

(a)	exercise any lien, right of set-off or similar claim in respect of moneys received by it in connection with its activities under this Agreement;

(b)	be liable to any person for interest in respect of moneys received by it in connection with its activities under this Agreement; or

(c)	be obliged to hold any funds received by it hereunder in a segregated account or accounts.

Commissions

8.2 None of the Agents shall charge any commission or expense to any person in respect of its actions under this Agreement except as otherwise expressly provided herein.

Withholdings

8.3 If the Company is, in respect of any payment of dividends or redemption amounts in respect of the Preferred Securities, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges, the Company shall give notice thereof to the Paying Agent and the Registrar as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Paying Agent and the Registrar such information as the Paying Agent and the Registrar shall reasonably require to enable it to comply with such requirement (provided that the Company shall not be obliged to breach any applicable law in giving such information to the Paying Agent or the Registrar).

Other action

8.4 Each of the Company and the Agents shall carry out such other incidental acts as may reasonably be necessary to give effect to the Articles and this Agreement.

TERMS OF APPOINTMENT

Rights and liabilities

9.1 Each Agent may in connection with its services hereunder:

(a)	engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary or advisable and rely upon any advice so obtained (and such Agent shall be protected and shall incur no liability as against the Company or MUFG in respect of any action taken, or suffered to be taken, in good faith and in accordance with such advice;

(b)	whenever in the administration of this Agreement it shall deem it desirable that a matter be provided or established prior to taking, suffering or omitting any action hereunder, in the absence of bad faith or gross negligence on its part, accept a certificate signed by any person duly authorised on behalf of the Company or MUFG (as the case may be);

(c)	forward all notices given on behalf of the Company pursuant to clause 9.2(a) or 9.2(d) to Euroclear and Clearstream for publication for the benefit of holders of beneficial interests in Preferred Securities evidenced by such Share Certificate for so long as the Preferred Securities are evidenced by one or more Share Certificates held by or on behalf of a custodian for Euroclear and Clearstream and registered in the name of Chase Nominees Limited as nominee of the Common Depositary; and

(d)	conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

9.2 The Paying Agent shall:

(a)	give notice on behalf of the Company (promptly upon the receipt thereof from the Company) to each Registered Holder of the Preferred Securities the Company’s receipt of a Suspension Notice from MUFG with respect to the Preferred Securities and any such other notice as agreed with the Company;

(b)	at the request and expense of the Company, arrange for the delivery to Registered Holders of the Preferred Securities and, for so long as the Preferred Securities are evidenced by Share Certificates registered in the name of the Common Depositary or its nominee, to the Clearing System Operators of all notices to be given hereunder or under the Articles to such holders including, but not limited to (i) any notice of redemption of the Preferred Securities and (ii) any notice of a Tax Event or a Special Event (but except for those to be delivered by the Calculation Agent, which the Calculation Agent shall deliver). Notices to Registered Holders of the Preferred Securities shall be delivered in accordance with the Articles. The Registrar shall, upon and in accordance with the instructions and at the expense of the Company but not otherwise, arrange for the delivery in accordance with the Articles of any notice which is to be mailed (in accordance with the Articles) to the Registered Holders of the Preferred Securities. Any notice of redemption of the Preferred Securities shall include the date for such redemption, the amount of liquidation preference expected to be paid per Preferred Security and the amount of any dividends accrued to the date of such redemption; and

(c)	promptly forward to the Company, with a copy to MUFG, any written notice received by it from a Registered Holder of the Preferred Securities.

The Company will provide to the Paying Agent a copy of the IRS Form 8832 filed with respect to the Company within 60 days of the date hereof and, on an annual basis, all such information the Company determines is reasonably necessary for U.S. holders of beneficial interests in the Preferred Securities to complete their U.S. federal income tax returns. The Paying Agent, to the extent such information is provided by the Company, shall promptly forward such information to DTC, Euroclear or Clearstream, with instructions for further delivery to their respective participants holding Preferred Securities on behalf of U.S. beneficial owners.

9.3 The Agents shall not be deemed to have knowledge of any Liquidation Event, Insolvency Event, Regulatory Event, Special Event, Tax Event, Distributable Profits Limitation or Dividend Limitation, whether any Suspension Notice is effective or whether MUFG is required to deliver a Suspension Notice or any other event resulting in the non-payment or delay or reduction in payment of any amounts due under the Preferred Securities or the amount of any such reduction unless, in each such case, (a) a Responsible Officer of the Agent shall have actual knowledge thereof or (b) written notice thereof shall have been given to a Responsible Officer of the Agent by MUFG, the Company or any Registered Holder. The Agents shall notify the Company and MUFG of the contact details of a Responsible Officer on the date hereof, and forthwith each time a Responsible Officer changes.

9.4 In no event shall the Agents be liable for any action taken in accordance with the instructions of the Company.

9.5 Anything in this Agreement notwithstanding, in no event shall the Agents be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if any Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

9.6 The Agents may execute any of their powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Agents shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by them hereunder.

9.7 The Agents shall have no liability for any loss arising from any cause beyond their control, including, but not limited to, the following: (i) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), terrorism, revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (ii) the act, failure or neglect of any other party hereto; (iii) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (iv) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. The Agents are not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of this Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person executing this Agreement or any part hereof.

9.8 The Agents shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but each Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, at the cost of the Company or MUFG, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

9.9 The Agents may request that the Company and MUFG deliver an officers’ certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which officers’ certificate may be signed by any person authorized to sign an officers’ certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

9.10 The permissive right of the Agents hereunder to take or omit to take any action shall not be construed as a duty.

Extent of duties

9.11 Each Agent shall only be obliged to perform the duties specifically set out herein and no implied covenants or obligations shall be read into this Agreement against the Agents. None of the Agents shall be under any fiduciary duty towards any person (other than the Company to the extent required by law) and the Agents shall act solely as agents of the Company, nor shall any Agent be responsible for or liable in respect of the authorisation, validity or legality of the Share Certificate or the Junior Subordinated Loan or the moneys paid by it hereunder or any act or omission of any other person (including, without limitation any other Agent) (except, in the case of moneys paid to it hereunder, where such liability arises out of the gross negligence or wilful misconduct on the part of such Agent or its respective officers, directors or employees) or be under any obligation towards any person other than the Company.

Freedom to transact

9.12 Each Agent may purchase, hold and dispose of any Preferred Securities and may enter into any transaction with any Registered Holders or owners of any Preferred Securities or with any other party hereto in the same manner as if it had not been appointed as the agent or registrar of the Company.

Indemnities

9.13 The Company (failing which MUFG) shall indemnify each Agent and its respective officers, directors, agents and employees against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it incurs, other than by reason of its own negligence or wilful misconduct (or that of its directors, officers or employees), as a result of or arising out of or in relation to its acting as the agent, calculation agent or registrar of the Company in relation to the Preferred Securities or the Junior Subordinated Loan or the exercise of its powers and performance of its duties under or in accordance with this Agreement and such indemnity shall survive notwithstanding the termination of this Agreement or the resignation or removal of the such Agent for any reason.

Commitments of the Paying Agent and Registrar

9.14 No provision of this Agreement shall require any Agent to expend its own funds or assume a financial commitment to a person which is not party to this Agreement in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such commitment is not reasonably assured to it.

TERMINATION OF APPOINTMENT

Resignation and revocation

10.1 Any Agent may resign its appointment in relation to all the Preferred Securities and (in the case of the Calculation Agent) the Junior Subordinated Loan upon not less than 30 days’ prior written notice to the Company (with a copy to MUFG) provided such resignation shall not take effect until a successor has been duly appointed, such appointment has become effective and notice of such appointment has been given to the parties hereto.

10.2 The Company or MUFG may revoke its appointment of any Agent as its agent or registrar in relation to the Preferred Securities or the Junior Subordinated Loan upon not less than 30 days’ notice to such Agent (with a copy to MUFG) provided such revocation shall not take effect until a successor has been duly appointed, such appointment has become effective and notice of such appointment has been given to the parties hereto.

10.3 Upon any resignation or revocation taking effect under this clause 10, the relevant Agent shall take such action as directed by the Company to transfer the records, the Register or moneys held by it in relation to the Preferred Securities or as applicable the Junior Subordinated Loan to which the resignation or revocation relates to the successor agent and thereupon shall be released and discharged from any further obligations under this Agreement.

Agent may appoint successor

10.4 If any Agent gives notice of its resignation in accordance with this Agreement and by the tenth Business Day before the expiration of such notice a successor has not been duly appointed, such Agent may itself, following such consultation with the Company and MUFG as is practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution and give notice of such appointment to the Company, MUFG, the remaining Agents and the Registered Holders of the Preferred Securities whereupon the Company, MUFG, the remaining Agents and such successor agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

Change of specified office

10.5 If any Agent wishes to change its Specified Office, it shall give the Company (with a copy to MUFG) not less than 30 days’ prior notice of such change, the address of the new Specified Office through which such Agent will act thereafter and the date of effectiveness of such change and such change will be effective upon receipt by the Company and MUFG of such notice.

FEES AND EXPENSES

11.1 The Company (failing which MUFG) shall promptly pay to the Paying Agent (for the account of the Paying Agent, the Calculation Agent and the Registrar) such fees as agreed between the Company, MUFG and the Paying Agent in a letter of even date herewith, in respect of the Preferred Securities, in respect of the services of the Paying Agent, the Calculation Agent and the Registrar (in each case, plus any applicable value added tax), each in accordance with the provisions of this Agreement.

11.2 The Company (failing which MUFG) shall promptly reimburse each Agent for all reasonable out-of-pocket expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) incurred in connection with its services hereunder (plus any applicable value added tax).

MODIFICATION, AMENDMENT, WAIVER AND TERMINATION

12.1 Except as otherwise provided in this clause 12, this Agreement may be modified, amended, waived or terminated only by the written agreement of all the parties; provided, however, that this Agreement shall terminate upon the redemption of all the Preferred Securities. For so long as any Preferred Securities are outstanding, neither MUFG nor the Company shall agree to modify, amend, waive or terminate any provision of this Agreement unless two-thirds (calculated by reference to Liquidation Preference) of the Preferred Security Registered Holders consent to such modification, amendment, waiver or termination (provided that such consents shall not be required if the proposed modification, amendment, waiver or termination would not materially and adversely affect the position of the Preferred Security Registered Holders).

CONTINUING AGREEMENT

13.1 This Agreement is a continuing agreement and shall (i) remain in full force and effect as long as any Preferred Securities are outstanding, and (ii) be mutually binding upon, and inure to the mutual benefit of, the parties hereto and their successors and assigns.

NOTICES

14.1 All notices and other communications to be given in connection herewith shall be in writing and delivered in person or by courier or sent by fax to the address of the relevant party which in the case of the Company, MUFG and the Agents shall be as set forth below and in the case of any other party shall be as set forth above or as otherwise notified to the other parties from time to time in accordance with this clause.

Company:	MUFG Capital Finance 3 Limited c/o Maples Finance Limited P.O. Box 1093GT Queensgate House 113 South Church Street George Town Grand Cayman Cayman Islands

Fax No.: 1-345-945-7100 Attention: Martin Couch

with a copy addressed as follows:

MUFG Capital Finance 3 Limited c/o Maples and Calder Ugland House P.O. Box 309GT South Church Street George Town Grand Cayman Cayman Islands

Fax No.: 1-345-949-8080 Attention: Matthew Gardner

MUFG:	Mitsubishi UFJ Financial Group, Inc. Head office 7-1, Marunouchi 2-chome Chiyoda-ku Tokyo 100-8330 Japan

Fax No.: 813 3240 6631 Attention: Financial Planning Division 2, General Manager

Paying Agent and Calculation Agent	JPMorgan Chase Bank, N.A., London Branch Trinity Tower, 9 Thomas More Street, London E1W 1YT

Fax: 44 1202 347945 Attention: WSS-Operations

Registrar	JPMorgan Chase Bank, N.A. 4 New York Plaza, 15th Floor New York, NY 10004

Fax No.: 1 212 623 6216 Attention: Worldwide Securities Services

Any party may change its address by written notice to the other parties in accordance with this clause. Any notice or communication hereunder shall be effective on receipt by the intended recipient.

GOVERNING LAW; CONSENTS TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE; WAIVER OF IMMUNITIES; JURY TRIAL WAIVER

15.1 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

15.2 Each party irrevocably consents and agrees for the benefit of the other parties hereto that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

15.3 Each of the Company and MUFG hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Agreement without any further action on the part of the Company, MUFG or any other person or entity. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Company and MUFG agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 15.3 satisfactory to the other parties hereto. Each of the Company and MUFG further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 15.3 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Agreement. Each of the Company and MUFG agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit any right to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over any of the Company or MUFG or bring actions, suits or proceedings against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company and MUFG hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 15.3 shall survive any termination of this Agreement, in whole or in part.

15.4 To the extent that the Company or MUFG or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any additional agreement, each of the Company and MUFG hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

15.5 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

COUNTERPARTS

16.1 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the duly authorised representatives of parties hereto have executed this Agreement as of the date first above written.

MUFG CAPITAL FINANCE 3 LIMITED

By:
Authorized Signatory

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:
Authorized Signatory

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,

as Paying Agent and Calculation Agent

By:
Authorized Signatory

JPMORGAN CHASE BANK, N.A.,

as Registrar

By:
Authorized Signatory

EXHIBIT A

FORM OF DIVIDEND AND REDEMPTION AMOUNT CERTIFICATE

[Date]

JPMorgan Chase Bank, N.A., London Branch, as Paying Agent

Trinity Tower, 9 Thomas More Street

London E1W 1YT

Attention: WSS-Operations

Fax No.: 44 1202 347945

JPMorgan Chase Bank, N.A., as Registrar

4 New York Plaza, 15th Floor

New York, NY 10004

Attention: Worldwide Securities Services

Fax No.: 1 212 623 6216

copy to:	Mitsubishi UFJ Financial Group, Inc.
7-1, Marunouchi 2-chome
Chiyoda-ku
Tokyo 100-8330
Japan
Fax No.: 81-3-3240-6631
Attention: Financial Planning Division 2, General Manager

Re: • Fixed/Floating Rate Noncumulative Preferred Securities, Liquidation Preference ¥10,000,000 per security (the Preferred Securities)

Reference is made to the Agency Agreement dated • among MUFG Capital Finance 3 Limited (the Company), Mitsubishi UFJ Financial Group, Inc., JPMorgan Chase Bank, N.A., London Branch, as Paying Agent and Calculation Agent, and JPMorgan Chase Bank, N.A., as Registrar. Capitalized terms used herein shall have the same meanings as defined therein.

Pursuant to clause 5.1(a) of the Agency Agreement, the Company hereby notifies each of the Paying Agent and the Registrar as follows:

Amount of Dividends on Preferred Securities

Dividend Payment Date	[ ]

Amount of dividends due and payable per Preferred Securities	[¥ ] [None]

Redemption Amount of Preferred Securities

[Redemption Date]	[ ] [Not Applicable]

[Redemption Price per Preferred Security plus accrued and unpaid dividends]	[ ] [Not Applicable]

Sincerely,

MUFG CAPITAL FINANCE 3 LIMITED

By:
Authorized Signatory

EXHIBIT B

[FORM OF SUSPENSION NOTICE]